UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21487

HELIOS STRATEGIC INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS STRATEGIC INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: March 31, 2010

Date of reporting period: March 31, 2010

Item 1.	Reports to Shareholders.

Brookfield Investment Management Inc.

Brookfield

Annual Report

March 31, 2010

IN PROFILE

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $24 billion of assets under management* as of March 31, 2010. Brookfield Investment Management Inc. is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of March 31, 2010.

*	Includes assets managed through AMP Capital Brookfield Pty Limited.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2010. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the fiscal year ended March 31, 2010.

Over the last 12 months, the repositioning of the Funds’ portfolios was substantially completed. This included a significant increase in exposure to corporate high yield bonds and the elimination of exposure to asset-backed securities (“ABS”) and collateralized debt obligations (“CDOs”). This was a strategic goal for the Funds’ portfolios since taking over management in July 2008.

Importantly, we believe the Funds’ portfolios are now appropriately positioned to deliver high current income with a reduced risk profile. Our past experience suggests that this approach is better suited to generate sustainable yields over the course of an entire market cycle. The high yield market recovery over the trailing 12 months saw lesser quality bonds rebound off significant lows, compared to “up-in-credit” bonds, which had not deteriorated to the same degree. As investors re-embraced risk, CCC-rated securities outperformed the broader high yield market. In line with our long-term investment horizon, the Funds’ portfolios held underweight positions to these lower rated bonds and this contributed to underperformance relative to the benchmark high yield index for the period.

The 2009 calendar year set a new record for the performance of corporate high yield bonds. As investors acknowledged signs of economic recovery, appetite for risk increased significantly. This continued into the first quarter of 2010 and, similarly, the new issue market also remained particularly active with the majority of new issues well over-subscribed.

Importantly, we believe the outlook for the corporate high yield debt market in 2010 remains positive. Current high yield spreads adequately compensate for the likely risks inherent in today’s environment and as credit markets continue to function, credit spreads may tighten further.

In August 2009, the Funds’ Boards of Directors approved a reverse stock split to ensure the Funds were in compliance with the continued listing requirements of the New York Stock Exchange. The Funds are now comfortably within requirements to continue their listings on the exchange.

As previously disclosed to our stockholders, on April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). As a reminder, prior to July 29, 2008, Morgan Asset served as investment adviser to the Funds.

If certain allegations in the Order against the Respondents are found to be true at the conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of the Funds’ former independent registered public accounting firm’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements.

2010 Annual Report

LETTER TO STOCKHOLDERS

We were not the Funds’ investment adviser for the fiscal years ended March 31, 2008, 2007 and 2006, and have not attempted to review the Funds’ financial statements for those fiscal years. The information contained in this report for March 31, 2008, 2007 and 2006 is unaudited and should not be relied upon.

For the Funds’ fiscal year ended March 31, 2009, since we only assumed management of the Funds on July 29, 2008, we reviewed the Funds’ balance sheets as of March 31, 2008 so that we could establish opening valuations for April 1, 2008. Our review resulted in adjustments to portfolio valuations and accrued interest receivables. The Funds engaged BBD to re-audit their March 31, 2009 financial statements.

While the re-audit of the March 31, 2009 financial statements was in progress, the Funds filed their audited financial statements for the fiscal year ended March 31, 2010 as an exhibit to a Current Report on Form 8-K and posted these audited financial statements on their web site in early June. On August 9, 2010, BBD issued a new audit report on the Funds’ March 31, 2009 financial statements. Other than to include the audited March 31, 2009 financial statements, as restated, and the unaudited March 31, 2008, 2007 and 2006 financial statements, no changes have been made to the March 31, 2010 audited financial statements that were released in early June. For additional information, please refer to the Notes to Financial Statements in this report and the Funds’ Amendment to their March 31, 2009 Annual Report, which has been filed as an exhibit to a Current Report on Form 8-K and posted on the Funds’ web site.

As discussed above, based upon the actions of the Funds’ former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon until such time that the Funds’ investigation of the underlying allegations in the Order has been completed and the issues surrounding the audit reports have been resolved.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s audited financial statements and portfolio of investments as of March 31, 2010.

I would also like to take this opportunity to thank the Board of Directors for their dedication and diligence during the Funds’ repositioning period. Their hard work over the last 12 months has greatly contributed to the solid standing of the Funds’ portfolios today. We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com. Thank you for your support.

Sincerely,

Kim G. Redding

President

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2010, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return of 58.73%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.00 on March 31, 2010, the Fund’s shares had a dividend yield of 10.29%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2010, compared with the Fund’s benchmark Index.

Helios Advantage Income Fund, Inc. (NYSE: HAV)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	3.27%	9.67%	23.85%	35.45%
Fund — Total return, including distributions*	9.03%	16.40%	23.18%	58.73%
Barclays Capital U.S. Corporate High Yield Index	4.62%	11.10%	26.90%	56.18%
*	Exclusive of brokerage commissions

2010 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

HIGH YIELD MARKET ENVIRONMENT

The high yield market generated strong returns over the last 12 months. Yield spreads on the broad market1 tumbled from 1,683 basis points at March 31, 2009 to 581 basis points at March 31, 2010, as investor confidence in the financial markets and the economy strengthened.

During the last 12 months, the high yield new issue market gradually opened as capital markets were more accepting of risk. By the first quarter of 2010, the high yield market was setting records for issuance, with more than $60 billion of bonds issued during the three month period. Many bonds came with security and were used to refinance bank debt which was issued during 2006-2007 to finance leveraged buyouts. One of the market’s primary worries is the “mountain of maturities” many companies face between 2013-2015 as bonds and loans issued in the 2006-2007 timeframe come due. While some commentators view this as a significant risk to future returns, we view it as a “wall of worry” which may fuel a further rally in high yield as companies successfully address these concerns. The record amount of new issuance is evidence that corporate management teams and their equity sponsors are actively looking to manage their capital structures. We view the market to be in a virtuous cycle where new issuance, rather than pushing the market lower, serves to move it higher because it inherently reduces overall credit risk by extending maturities.

The level of defaults peaked in late 2009 and fell dramatically over the period to March 31, 2010. The widely watched 12-month default rate ended the 2009 calendar year at 12.7%2 and dropped more than half to 5.2% by the end of March3. Many strategists reduced their forecast default rate for 2010, and we expect it to be around 2% for the 2010 calendar year, representing continued improvement in credit quality.

Investor appetite for risk remained robust during the last 12 months, with CCCs returning 109.7% compared with the overall market which was up 57.2%.

Bonds of companies in the Financial Services and Real Estate industries performed well, as they recovered from poor performance in 2008. The Automotive sector also outperformed as companies restructured and investors grew more confident that the worst was over for the industry. The Technology sector outperformed, as many companies in the industry began to recover in line with the general economic recovery.

Industries which underperformed were generally considered to be defensive in nature, including Telecommunications, Healthcare and Utilities. In 2008, these sectors had been preferred amid a weaker environment. In general, performance of an industry reflected the average credit quality of that industry; with outperforming industries being lower quality and/or more beaten down in the 2008 downturn, and the underperforming industries representing more defensive, better quality issues. (Source: Factset, Merrill Lynch.)

Supply/demand remained positive as the new year commenced despite a record supply of new issues. Credit Suisse estimates $1.2 billion of money flowed into the market in the first quarter of 2010, an extension of the $22.9 billion that flowed in during 20094. The steady flow of money into high yield retail mutual funds put pressure on managers to deploy it quickly which gave a boost to the new issue calendar.

As the high yield market recovered, many of the Fund’s holdings generated significant capital appreciation. Some of the best performers were Sungard Data Systems, U.S. Steel and TRW Automotive. Sungard Data Systems and TRW Automotive benefited from the reopening of credit markets. U.S. Steel rebounded as the prospect of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included Steers (which was sold during the year), SeaMetric and Charter. SeaMetric is a development-stage energy service company in need of additional capital to complete planned projects. The company filed for bankruptcy in February 2010 and we do not expect any meaningful recovery for these bonds. Charter’s bonds declined subsequent to the company filing for bankruptcy.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

OUTLOOK

We continue to maintain our positive view of the high yield market despite the hefty returns over the past 12 months. While yield spreads have narrowed nearer to the long-term average, lower defaults, improving credit conditions, and the gradual removal of the maturity mountain should protect investors from a market correction. We believe we are on the right side of the credit cycle for corporate credit and anticipate the yield advantage of high yield will prove attractive in a low-yield world.

We believe that, on balance, the U.S. economy will surprise on the upside, eventually overcoming residual investor fears of continued stagnation. We are encouraged by the record pace of credit refinancing, and are beginning to see signs of renewed IPO activity, both of which will serve to reduce credit risk going forward.

Confidence may receive a second boost should we see a return of merger and acquisition (“M&A”) activity this year after a two-year hiatus. M&A tends to be good for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt, and second, bond investors typically benefit from a change-of-control put in the event their debtor is taken over.

1 Performance numbers for the Merrill Lynch U.S. High Yield Master II Index, H0A0 retrieved from Bloomberg

2 Merrill Lynch, “Situation Room: High Yield in 2010: Year Ahead Outlook,” December 28, 2009, p. 4

3 JP Morgan, High Yield Market Monitor, April 1, 2010, p. 14

4 Credit Suisse, “Leveraged Finance Strategy Update,” April 6, 2010, p. 10

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

2010 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.29%

Weighted average coupon	11.17%

Average effective maturity	6.83 years

Percentage of leveraged assets	26.90%

Total number of holdings	107

CREDIT QUALITY

A and Above[2]	1%

BBB	2%

BB	40%

B	38%

CCC	17%

Unrated	2%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	92%

Common Stocks	3%

Short-term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2010 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 5.3%
Services Cyclical – 1.1%
Allied Waste North America Inc. [2] (Cost $491,930)	6.88%	06/01/17	$500	$545,000

Telecommunications – 4.2%
Qwest Corp. [2]	6.88	09/15/33	1,225	1,182,125
Rogers Communications Inc. [2]	6.80	08/15/18	750	853,162

Total Telecommunications (Cost $1,656,494)				2,035,287
Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,148,424)				2,580,287
HIGH YIELD CORPORATE BONDS – 124.6%
Basic Industry – 20.2%
AK Steel Corp. [2]	7.75	06/15/12	1,250	1,256,250
Appleton Papers Inc. [3,4]	10.50	06/15/15	340	338,300
Arch Western Finance LLC [2]	6.75	07/01/13	900	903,375
Cascades Inc. [3,4]	7.75	12/15/17	175	176,313
Domtar Corp. [2]	10.75	06/01/17	600	729,000
Edgen Murray Corp. [3,4]	12.25	01/15/15	535	500,894
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	900	1,001,250
Georgia-Pacific LLC	7.25	06/01/28	230	227,700
Georgia-Pacific LLC	7.38	12/01/25	270	268,650
Millar Western Forest Products Limited	7.75	11/15/13	650	554,125
Steel Dynamics Inc. [2]	6.75	04/01/15	1,000	1,007,500
U.S. Steel Corp. [2]	7.00	02/01/18	1,400	1,379,000
Verso Paper Holdings LLC / Verso Paper Inc. [3,4]	11.50	07/01/14	750	810,000
Westlake Chemical Corp. [2]	6.63	01/15/16	750	731,250

Total Basic Industry (Cost $8,816,132)				9,883,607

Capital Goods – 13.0%
BE Aerospace Inc.	8.50	07/01/18	675	720,562
CNH America LLC. [2]	7.25	01/15/16	500	507,500
Crown Americas LLC [2]	7.75	11/15/15	275	286,000
L-3 Communications Corp. [2]	6.13	01/15/14	1,000	1,017,500
Mueller Water Products Inc.	7.38	06/01/17	900	812,250
Owens-Illinois Inc.	7.80	05/15/18	575	593,688
Solo Cup Co./Solo Cup Operating Corp.	10.50	11/01/13	500	527,500
Terex Corp. [2]	7.38	01/15/14	950	964,250
Terex Corp.	8.00	11/15/17	250	243,125
Texas Industries Inc.	7.25	07/15/13	370	363,525
Trimas Corp. [3,4]	9.75	12/15/17	345	357,075

Total Capital Goods (Cost $6,142,120)				6,392,975

Consumer Cyclical – 26.5%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	536,250
American Axle & Manufacturing Inc.	7.88	03/01/17	700	652,750

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Collective Brands Inc.	8.25%	08/01/13	$444	$452,880
Couche-Tard U.S. LP	7.50	12/15/13	675	685,125
Easton-Bell Sports Inc. [3,4]	9.75	12/01/16	650	684,125
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	578,750
Ford Motor Co.	6.50	08/01/18	650	617,500
GameStop Corp. [2]	8.00	10/01/12	1,000	1,037,500
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp	11.25	06/01/17	600	646,500
KAR Auction Services Inc.	10.00	05/01/15	525	551,250
Levi Strauss & Co.	9.75	01/15/15	900	942,750
Limited Brands Inc.	8.50	06/15/19	300	334,500
MGM Mirage, Inc.	5.88	02/27/14	675	568,687
Motors Liquidation Co. [1]	7.13	07/15/13	250	91,250
MTR Gaming Group Inc.	12.63	07/15/14	650	641,875
Phillips-Van Heusen Corp. [2]	7.25	02/15/11	800	802,000
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	525,000
Seneca Gaming Corp.	7.25	05/01/12	675	666,562
Tenneco Inc.	8.63	11/15/14	600	609,000
The Neiman Marcus Group Inc.	10.38	10/15/15	650	671,125
TRW Automotive Inc. [3,4]	7.25	03/15/17	750	723,750

Total Consumer Cyclical (Cost $12,001,643)				13,019,129

Consumer Non-Cyclical – 7.3%
ACCO Brands Corp. [3,4]	10.63	03/15/15	250	273,125
Bumble Bee Foods LLC [3,4]	7.75	12/15/15	360	364,500
Constellation Brands Inc. [2]	7.25	05/15/17	1,050	1,076,250
Deluxe Corp.	7.38	06/01/15	600	600,000
Jarden Corp.	7.50	05/01/17	675	684,281
Rite Aid Corp.	8.63	03/01/15	675	577,125

Total Consumer Non-Cyclical (Cost $3,333,390)				3,575,281

Energy – 20.8%
Chesapeake Energy Corp. [2]	6.88	01/15/16	1,150	1,135,625
Crosstex Energy/Crosstex Energy Finance Corp. [3,4]	8.88	02/15/18	675	696,094
El Paso Corp. [2]	6.88	06/15/14	500	510,201
Frontier Oil Corp. [2]	6.63	10/01/11	800	806,000
Hercules Offshore LLC [3,4]	10.50	10/15/17	650	648,375
Hexion Finance Escrow LLC / Hexion Escrow Corp. [3,4]	8.88	02/01/18	500	492,500
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	200	200,250
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	650	663,812
Newfield Exploration Co. [2]	6.63	09/01/14	500	513,750
Niska Gas Storage US LLC/ Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	290	296,525
Pioneer Natural Resource Co [2]	6.65	03/15/17	500	499,890
Quicksilver Resources Inc.	11.75	01/01/16	450	515,250
Range Resources Corp. [2]	7.50	05/15/16	500	515,000
SeaMetric International AS [1,3,4,5,7,8]	11.63	05/25/12	1,527	15,265
SESI LLC	6.88	06/01/14	600	588,000

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Southwestern Energy Co. [2]	7.50%	02/01/18	$550	$596,750
The Williams Companies Inc. Credit Linked Certificate Trust V [3,4]	6.38	10/01/10	1,000	1,018,483
Whiting Petroleum Corp.	7.25	05/01/13	475	480,938

Total Energy (Cost $11,122,573)				10,192,708

Finance & Investment – 1.2%
Ford Motor Credit Company LLC (Cost $470,877)	7.00	10/01/13	575	594,973

Media – 5.9%
Cablevision Systems Corp. [2,3,4]	8.63	09/15/17	800	846,000
Charter Communications Operating LLC [3,4,6]	8.38	04/30/14	425	436,687
Lamar Media Corp.	6.63	08/15/15	500	485,625
Mediacom Broadband LLC	8.50	10/15/15	1,075	1,099,188

Total Media (Cost $2,684,587)				2,867,500

Services Cyclical – 9.1%
AMC Entertainment Inc.	8.75	06/01/19	875	918,750
ARAMARK Corp.	8.50	02/01/15	900	920,250
Iron Mountain Inc. [2]	8.75	07/15/18	700	733,250
Maxim Crane Works LP [3,4]	12.25	04/15/15	500	486,450
RSC Equipment Rental Inc.	9.50	12/01/14	650	643,500
United Rentals North America Inc.	9.25	12/15/19	500	510,000
Universal City Development Partners Limited [3,4]	10.88	11/15/16	250	261,250

Total Services Cyclical (Cost $4,350,067)				4,473,450

Services Non-Cyclical – 3.5%
HCA Inc. [2]	9.25	11/15/16	700	744,187
Service Corp. International [2]	6.75	04/01/16	1,000	980,000

Total Services Non-Cyclical (Cost $1,548,101)				1,724,187

Technology & Electronics – 4.6%
First Data Corp.	9.88	09/24/15	650	560,625
Flextronics International Limited [2]	6.25	11/15/14	583	590,287
Sungard Data Systems Inc.	10.25	08/15/15	1,050	1,103,813

Total Technology & Electronics (Cost $2,092,704)				2,254,725

Telecommunications – 12.5%
American Tower Corp. [2]	7.00	10/15/17	1,250	1,396,875
Cincinnati Bell Inc.	8.75	03/15/18	675	680,906
Frontier Communications Corp.	7.13	03/15/19	1,300	1,235,000
Global Crossing Limited [3,4]	12.00	09/15/15	650	721,500
PAETEC Holding Corp.	9.50	07/15/15	500	506,250
TW Telecom Holdings Inc. [3,4]	8.00	03/01/18	400	409,000

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Windstream Corp. [2]	7.00%	03/15/19	$1,250	$1,165,625

Total Telecommunications (Cost $5,835,357)				6,115,156
Total HIGH YIELD CORPORATE BONDS (Cost $58,397,551)				61,093,691

			Shares	Value (Note 2)
COMMON STOCKS – 4.6%
Consumer Products – 0.2%
B&G Foods Inc. (Cost $52,436)			6,785	71,107

Energy – 0.9%
Southern Union Co. (Cost $264,235)			17,850	452,855

Industrials – 1.3%
General Electric Co.			21,500	391,300
United States Steel Corp.			4,000	254,080

Total Industrials (Cost $477,911)				645,380

Telecommunications – 2.2%
AT&T Inc.			11,250	290,700
Frontier Communications Corp.			19,400	144,336
Qwest Communications International Inc.			31,900	166,518
Verizon Communications Inc.			9,350	290,037
Windstream Corp.			16,750	182,408

Total Telecommunications (Cost $1,098,283)				1,073,999
Total COMMON STOCKS (Cost $1,892,865)				2,243,341

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
SHORT TERM INVESTMENT – 1.7%
State Street Euro Dollar Time Deposit (Cost $829,984)	0.01%	04/01/10	$830	$829,984
Total Investments – 136.2% (Cost $63,268,824)				66,747,303
Liabilities in Excess of Other Assets – (36.2)%				(17,730,531)

NET ASSETS – 100.0%				$49,016,772

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2010, Helios High Income Fund, Inc. (NYSE: HIH) had a total return of 64.29%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.19 on March 31, 2010, the Fund’s shares had a dividend yield of 10.01%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2010, compared with the Fund’s benchmark Index.

Helios High Income Fund, Inc. (NYSE: HIH)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	4.18%	10.86%	24.49%	37.09%
Fund — Total return, including distributions*	9.44%	16.79%	24.33%	64.29%
Barclays Capital U.S. Corporate High Yield Index	4.62%	11.10%	26.90%	56.18%
*	Exclusive of brokerage commissions

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

HIGH YIELD MARKET ENVIRONMENT

The high yield market generated strong returns over the last 12 months. Yield spreads on the broad market1 tumbled from 1,683 basis points at March 31, 2009 to 581 basis points at March 31, 2010, as investor confidence in the financial markets and the economy strengthened.

During the last 12 months, the high yield new issue market gradually opened as capital markets were more accepting of risk. By the first quarter of 2010, the high yield market was setting records for issuance, with more than $60 billion of bonds issued during the three month period. Many bonds came with security and were used to refinance bank debt which was issued during 2006-2007 to finance leveraged buyouts. One of the market’s primary worries is the “mountain of maturities” many companies face between 2013-2015 as bonds and loans issued in the 2006-2007 timeframe come due. While some commentators view this as a significant risk to future returns, we view it as a “wall of worry” which may fuel a further rally in high yield as companies successfully address these concerns. The record amount of new issuance is evidence that corporate management teams and their equity sponsors are actively looking to manage their capital structures. We view the market to be in a virtuous cycle where new issuance, rather than pushing the market lower, serves to move it higher because it inherently reduces overall credit risk by extending maturities.

The level of defaults peaked in late 2009 and fell dramatically over the period to March 31, 2010. The widely watched 12-month default rate ended the 2009 calendar year at 12.7%2 and dropped more than half to 5.2% by the end of March3. Many strategists reduced their forecast default rate for 2010, and we expect it to be around 2% for the 2010 calendar year, representing continued improvement in credit quality.

Investor appetite for risk remained robust during the last 12 months, with CCCs returning 109.7% compared with the overall market which was up 57.2%.

Bonds of companies in the Financial Services and Real Estate industries performed well, as they recovered from poor performance in 2008. The Automotive sector also outperformed as companies restructured and investors grew more confident that the worst was over for the industry. The Technology sector outperformed, as many companies in the industry began to recover in line with the general economic recovery.

Industries which underperformed were generally considered to be defensive in nature, including Telecommunications, Healthcare and Utilities. In 2008, these sectors had been preferred amid a weaker environment. In general, performance of an industry reflected the average credit quality of that industry; with outperforming industries being lower quality and/or more beaten down in the 2008 downturn, and the underperforming industries representing more defensive, better quality issues. (Source: Factset, Merrill Lynch.)

Supply/demand remained positive as the new year commenced despite a record supply of new issues. Credit Suisse estimates $1.2 billion of money flowed into the market in the first quarter of 2010, an extension of the $22.9 billion that flowed in during 20094. The steady flow of money into high yield retail mutual funds put pressure on managers to deploy it quickly which gave a boost to the new issue calendar.

As the high yield market recovered, many of the Fund’s holdings generated significant capital appreciation. Among the best performers were Sungard Data Systems, U.S. Steel and TRW Automotive. Sungard Data Systems and TRW Automative benefited from the reopening of credit markets. U.S. Steel rebounded as the prospects of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included SASC 2003-BC1, Steers and Charter. SASC 2003-BC1 and Steers were sold during the year. Charter’s bonds declined subsequent to the company filing for bankruptcy.

2010 Annual Report

HELIOS HIGH INCOME FUND, INC.

OUTLOOK

We continue to maintain our positive view of the high yield market despite the hefty returns over the past 12 months. While yield spreads have narrowed nearer to the long-term average, lower defaults, improving credit conditions, and the gradual removal of the maturity mountain should protect investors from a market correction. We believe we are on the right side of the credit cycle for corporate credit and anticipate the yield advantage of high yield will prove attractive in a low-yield world.

We believe that, on balance, the U.S. economy will surprise on the upside, eventually overcoming residual investor fears of continued stagnation. We are encouraged by the record pace of credit refinancing, and are beginning to see signs of renewed IPO activity, both of which will serve to reduce credit risk going forward.

Confidence may receive a second boost should we see a return of merger and acquisition (“M&A”) activity this year after a two-year hiatus. M&A tends to be good for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt, and second, bond investors typically benefit from a change-of-control put in the event their debtor is taken over.

1 Performance numbers for the Merrill Lynch U.S. High Yield Master II Index, H0A0 retrieved from Bloomberg

2 Merrill Lynch, “Situation Room: High Yield in 2010: Year Ahead Outlook,” December 28, 2009, p. 4

3 JP Morgan, High Yield Market Monitor, April 1, 2010, p. 14

4 Credit Suisse, “Leveraged Finance Strategy Update,” April 6, 2010, p. 10

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2010 and subject to change based on subsequent developments.

2010 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.01%

Weighted average coupon	10.76%

Average effective maturity	6.93 years

Percentage of leveraged assets	24.99%

Total number of holdings	103

CREDIT QUALITY

A and Above[2]	2%

BBB	1%

BB	36%

B	42%

CCC	17%

Unrated	2%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	92%

Common Stocks	3%

Short-term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.7%
Services Cyclical – 1.5%
Allied Waste North America Inc. [2] (Cost $491,931)	6.88%	06/01/17	$500	$545,000

Telecommunications – 3.2%
Qwest Corp. [2] (Cost $923,843)	6.88	09/15/33	1,225	1,182,125
Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,415,774)				1,727,125
HIGH YIELD CORPORATE BONDS – 120.6%
Basic Industry – 19.1%
AK Steel Corp. [2]	7.75	06/15/12	900	904,500
Appleton Papers Inc. [3,4]	10.50	06/15/15	250	248,750
Arch Western Finance LLC [2]	6.75	07/01/13	750	752,812
Cascades Inc. [3,4]	7.75	12/15/17	125	125,937
Domtar Corp. [2]	10.75	06/01/17	450	546,750
Edgen Murray Corp. [3,4]	12.25	01/15/15	175	163,844
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	750	834,375
Georgia-Pacific LLC.	7.25	06/01/28	220	217,800
Georgia-Pacific LLC. [2]	7.38	12/01/25	255	253,725
Millar Western Forest Products Limited	7.75	11/15/13	475	404,938
Steel Dynamics Inc. [2]	6.75	04/01/15	500	503,750
U.S. Steel Corp. [2]	7.00	02/01/18	1,000	985,000
Verso Paper Holdings LLC / Verso Paper Inc. [3,4]	11.50	07/01/14	475	513,000
Westlake Chemical Corp. [2]	6.63	01/15/16	625	609,375

Total Basic Industry (Cost $6,275,591)				7,064,556

Capital Goods – 12.2%
BE Aerospace Inc.	8.50	07/01/18	500	533,750
CNH America LLC. [2]	7.25	01/15/16	250	253,750
Crown Americas LLC [2]	7.75	11/15/15	200	208,000
L-3 Communications Corp. [2]	6.13	01/15/14	500	508,750
Mueller Water Products Inc.	7.38	06/01/17	675	609,188
Owens-Illinois Inc.	7.80	05/15/18	425	438,813
Solo Cup Co./Solo Cup Operating Corp.	10.50	11/01/13	450	474,750
Terex Corp. [2]	7.38	01/15/14	675	685,125
Terex Corp.	8.00	11/15/17	250	243,125
Texas Industries Inc.	7.25	07/15/13	315	309,488
Trimas Corp. [3,4]	9.75	12/15/17	260	269,100

Total Capital Goods (Cost $4,336,009)				4,533,839

Consumer Cyclical – 26.0%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	536,250
American Axle & Manufacturing Inc.	7.88	03/01/17	550	512,875
ArvinMeritor Inc.	10.63	03/15/18	100	103,500
Collective Brands Inc.	8.25	08/01/13	222	226,440
Couche-Tard U.S. LP	7.50	12/15/13	500	507,500

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Easton-Bell Sports Inc. [3,4]	9.75%	12/01/16	$475	$499,937
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	578,750
Ford Motor Co.	6.50	08/01/18	475	451,250
GameStop Corp. [2]	8.00	10/01/12	225	233,438
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp	11.25	06/01/17	450	484,875
KAR Auction Services Inc.	10.00	05/01/15	400	420,000
Levi Strauss & Co.	9.75	01/15/15	650	680,875
Limited Brands Inc.	8.50	06/15/19	250	278,750
MGM Mirage, Inc.	5.88	02/27/14	500	421,250
Motors Liquidation Co. [1]	7.13	07/15/13	250	91,250
MTR Gaming Group Inc.	12.63	07/15/14	475	469,062
Phillips-Van Heusen Corp. [2]	7.25	02/15/11	500	501,250
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	525,000
Seneca Gaming Corp.	7.25	05/01/12	500	493,750
Tenneco Inc.	8.63	11/15/14	500	507,500
The Neiman Marcus Group Inc.	10.38	10/15/15	475	490,438
TRW Automotive Inc. [3,4]	7.25	03/15/17	625	603,125

Total Consumer Cyclical (Cost $8,821,378)				9,617,065

Consumer Non-Cyclical – 7.4%
ACCO Brands Corp. [3,4]	10.63	03/15/15	250	273,125
Bumble Bee Foods LLC [3,4]	7.75	12/15/15	270	273,375
Constellation Brands Inc. [2]	7.25	05/15/17	750	768,750
Deluxe Corp.	7.38	06/01/15	500	500,000
Jarden Corp.	7.50	05/01/17	500	506,875
Rite Aid Corp.	8.63	03/01/15	500	427,500

Total Consumer Non-Cyclical (Cost $2,563,274)				2,749,625

Energy – 19.0%
Chesapeake Energy Corp. [2]	6.88	01/15/16	750	740,625
Crosstex Energy/Crosstex Energy Finance Corp. [3,4]	8.88	02/15/18	500	515,625
El Paso Corp. [2]	6.88	06/15/14	500	510,201
Frontier Oil Corp. [2]	6.63	10/01/11	750	755,625
Hercules Offshore LLC [3,4]	10.50	10/15/17	475	473,812
Hexion Finance Escrow LLC / Hexion Escrow Corp. [3,4]	8.88	02/01/18	365	359,525
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	145	145,181
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	475	485,094
Newfield Exploration Co. [2]	6.63	09/01/14	500	513,750
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	210	214,725
Pioneer Natural Resource Co [2]	6.65	03/15/17	350	349,923
Quicksilver Resources Inc.	11.75	01/01/16	350	400,750
Range Resources Corp. [2]	7.50	05/15/16	500	515,000
SESI LLC	6.88	06/01/14	450	441,000
Southwestern Energy Co. [2]	7.50	02/01/18	250	271,250
Whiting Petroleum Corp. [2]	7.25	05/01/13	350	354,375

Total Energy (Cost $6,685,115)				7,046,461

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Finance & Investment – 1.4%
Ford Motor Credit Company LLC (Cost $394,304)	7.00%	10/01/13	$500	$517,368

Media – 7.6%
Cablevision Systems Corp. [2,3,4]	8.63	09/15/17	750	793,125
Charter Communications Operating LLC [3,4,6]	8.38	04/30/14	900	924,750
Lamar Media Corp.	6.63	08/15/15	350	339,937
Mediacom Broadband LLC	8.50	10/15/15	750	766,875

Total Media (Cost $2,648,319)				2,824,687

Services Cyclical – 9.2%
AMC Entertainment Inc.	8.75	06/01/19	800	840,000
ARAMARK Corp.	8.50	02/01/15	750	766,875
Iron Mountain Inc. [2]	8.75	07/15/18	525	549,937
RSC Equipment Rental Inc.	9.50	12/01/14	475	470,250
RSC Equipment Rental Inc./RSC Holdings III LLC [3,4]	10.25	11/15/19	250	250,625
United Rentals North America Inc.	9.25	12/15/19	500	510,000

Total Services Cyclical (Cost $3,276,066)				3,387,687

Services Non-Cyclical – 3.5%
HCA Inc. [2]	9.25	11/15/16	525	558,141
Service Corp. International [2]	6.75	04/01/16	750	735,000

Total Services Non-Cyclical (Cost $1,208,868)				1,293,141

Technology & Electronics – 4.4%
First Data Corp.	9.88	09/24/15	475	409,687
Flextronics International Limited [2]	6.25	11/15/14	407	412,087
Sungard Data Systems Inc.	10.25	08/15/15	775	814,719

Total Technology & Electronics (Cost – $1,538,094)				1,636,493

Telecommunications – 10.8%
American Tower Corp. [2]	7.00	10/15/17	600	670,500
Cincinnati Bell Inc.	8.75	03/15/18	500	504,375
Frontier Communications Corp.	7.13	03/15/19	950	902,500
Global Crossing Limited [3,4]	12.00	09/15/15	475	527,250
PAETEC Holding Corp.	9.50	07/15/15	475	480,938
Windstream Corp.[2]	7.00	03/15/19	1,000	932,500

Total Telecommunications (Cost $3,851,102)				4,018,063
Total HIGH YIELD CORPORATE BONDS (Cost $41,598,120)				44,688,985

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

			Shares	Value (Note 2)
COMMON STOCKS – 4.1%
Consumer Products – 0.1%
B&G Foods Inc. (Cost $38,992)			5,045	$52,872

Energy – 0.9%
Southern Union Co. (Cost $181,038)			12,785	324,355

Industrials – 1.1%
General Electric Co.			7,500	136,500
United States Steel Corp.			4,000	254,080

Total Industrials (Cost $274,238)				390,580

Telecommunications – 2.0%
AT&T Inc.			7,000	180,880
Frontier Communications Corp.			13,900	103,416
Qwest Communications International Inc.			25,000	130,500
Verizon Communications Inc.			6,700	207,834
Windstream Corp.			10,000	108,900

Total Telecommunications (Cost $792,844)				731,530
Total COMMON STOCKS (Cost $1,287,112)				1,499,337

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
SHORT TERM INVESTMENT – 2.0%
State Street Euro Dollar Time Deposit (Cost $750,985)	0.01%	04/01/10	$751	$750,985

Total Investments – 131.4% (Cost $45,051,991)				48,666,432
Liabilities in Excess of Other Assets – (31.4)%				(11,626,202)

NET ASSETS – 100.0%				$37,040,230

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.)

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2010, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return of 58.59%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.00 on March 31, 2010, the Fund’s shares had a dividend yield of 9.60%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2010, compared with the Fund’s benchmark Index.

Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	3.62%	10.18%	23.18%	35.87%
Fund — Total return, including distributions*	11.42%	17.96%	24.83%	58.59%
Barclays Capital U.S. Corporate High Yield Index	4.62%	11.10%	26.90%	56.18%
*	Exclusive of brokerage commissions

2010 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HIGH YIELD MARKET ENVIRONMENT

The high yield market generated strong returns over the last 12 months. Yield spreads on the broad market1 tumbled from 1,683 basis points at March 31, 2009 to 581 basis points at March 31, 2010, as investor confidence in the financial markets and the economy strengthened.

During the last 12 months, the high yield new issue market gradually opened as capital markets were more accepting of risk. By the first quarter of 2010, the high yield market was setting records for issuance, with more than $60 billion of bonds issued during the three month period. Many bonds came with security and were used to refinance bank debt which was issued during 2006-2007 to finance leveraged buyouts. One of the market’s primary worries is the “mountain of maturities” many companies face between 2013-2015 as bonds and loans issued in the 2006-2007 timeframe come due. While some commentators view this as a significant risk to future returns, we view it as a “wall of worry” which may fuel a further rally in high yield as companies successfully address these concerns. The record amount of new issuance is evidence that corporate management teams and their equity sponsors are actively looking to manage their capital structures. We view the market to be in a virtuous cycle where new issuance, rather than pushing the market lower, serves to move it higher because it inherently reduces overall credit risk by extending maturities.

The level of defaults peaked in late 2009 and fell dramatically over the period to March 31, 2010. The widely watched 12-month default rate ended the 2009 calendar year at 12.7%2 and dropped more than half to 5.2% by the end of March3. Many strategists reduced their forecast default rate for 2010, and we expect it to be around 2% for the 2010 calendar year, representing continued improvement in credit quality.

Investor appetite for risk remained robust during the last 12 months, with CCCs returning 109.7% compared with the overall market which was up 57.2%.

Bonds of companies in the Financial Services and Real Estate industries performed well, as they recovered from poor performance in 2008. The Automotive sector also outperformed as companies restructured and investors grew more confident that the worst was over for the industry. The Technology sector outperformed, as many companies in the industry began to recover in line with the general economic recovery.

Industries which underperformed were generally considered to be defensive in nature, including Telecommunications, Healthcare and Utilities. In 2008, these sectors had been preferred amid a weaker environment. In general, performance of an industry reflected the average credit quality of that industry; with outperforming industries being lower quality and/or more beaten down in the 2008 downturn, and the underperforming industries representing more defensive, better quality issues. (Source: Factset, Merrill Lynch.)

Supply/demand remained positive as the new year commenced despite a record supply of new issues. Credit Suisse estimates $1.2 billion of money flowed into the market in the first quarter of 2010, an extension of the $22.9 billion that flowed in during 20094. The steady flow of money into high yield retail mutual funds put pressure on managers to deploy it quickly which gave a boost to the new issue calendar.

As the high yield market recovered, many of the Fund’s holdings generated significant capital appreciation. Among the best performers were Sungard Data Systems, U.S. Steel and TRW Automotive. Sungard Data Systems and TRW Automative benefited from the reopening of credit markets. U.S. Steel rebounded as the prospects of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included SeaMetric, Steers (which was sold during the year) and Charter. SeaMetric is a development-stage energy service company in need of additional capital to complete planned projects. The company filed for bankruptcy in February 2010 and we do not expect any meaningful recovery for these bonds. Charter’s bonds declined subsequent to the company filing for bankruptcy.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OUTLOOK

We continue to maintain our positive view of the high yield market despite the hefty returns over the past 12 months. While yield spreads have narrowed nearer to the long-term average, lower defaults, improving credit conditions, and the gradual removal of the maturity mountain should protect investors from a market correction. We believe we are on the right side of the credit cycle for corporate credit and anticipate the yield advantage of high yield will prove attractive in a low-yield world.

We believe that, on balance, the U.S. economy will surprise on the upside, eventually overcoming residual investor fears of continued stagnation. We are encouraged by the record pace of credit refinancing, and are beginning to see signs of renewed IPO activity, both of which will serve to reduce credit risk going forward.

Confidence may receive a second boost should we see a return of merger and acquisition (“M&A”) activity this year after a two-year hiatus. M&A tends to be good for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt, and second, bond investors typically benefit from a change-of-control put in the event their debtor is taken over.

1 Performance numbers for the Merrill Lynch U.S. High Yield Master II Index, H0A0 retrieved from Bloomberg

2 Merrill Lynch, “Situation Room: High Yield in 2010: Year Ahead Outlook,” December 28, 2009, p. 4

3 JP Morgan, High Yield Market Monitor, April 1, 2010, p. 14

4 Credit Suisse, “Leveraged Finance Strategy Update,” April 6, 2010, p. 10

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

2010 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.60%

Weighted average coupon	10.93%

Average effective maturity	6.85 years

Percentage of leveraged assets	25.86%

Total number of holdings	105

CREDIT QUALITY

A and Above[2]	1%

BBB	1%

BB	39%

B	41%

CCC	17%

Unrated	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	92%

Common Stocks	3%

Short-term Investments	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2010 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 3.7%
Services Cyclical – 1.3%
Allied Waste North America Inc. [2] (Cost $491,930)	6.88%	06/01/17	$500	$545,000

Telecommunications – 2.4%
Qwest Corp. [2] (Cost $716,398)	6.88	09/15/33	1,000	965,000
Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,208,328)				1,510,000
HIGH YIELD CORPORATE BONDS – 123.6%
Basic Industry – 19.8%
AK Steel Corp. [2]	7.75	06/15/12	1,025	1,030,125
Appleton Papers Inc. [3,4]	10.50	06/15/15	275	273,625
Arch Western Finance LLC [2]	6.75	07/01/13	750	752,812
Cascades Inc. [3,4]	7.75	12/15/17	150	151,125
Domtar Corp. [2]	10.75	06/01/17	500	607,500
Edgen Murray Corp. [3,4]	12.25	01/15/15	550	514,937
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	750	834,375
Georgia-Pacific LLC	7.25	06/01/28	240	237,600
Georgia-Pacific LLC [2]	7.38	12/01/25	285	283,575
Millar Western Forest Products Limited	7.75	11/15/13	525	447,563
Solutia Inc.	8.75	11/01/17	250	263,750
Steel Dynamics Inc. [2]	6.75	04/01/15	500	503,750
U.S. Steel Corp. [2]	7.00	02/01/18	1,150	1,132,750
Verso Paper Holdings LLC / Verso Paper Inc. [3,4]	11.50	07/01/14	525	567,000
Westlake Chemical Corp. [2]	6.63	01/15/16	500	487,500

Total Basic Industry (Cost $7,176,891)				8,087,987

Capital Goods – 14.4%
BE Aerospace Inc.	8.50	07/01/18	550	587,125
CNH America LLC. [2]	7.25	01/15/16	500	507,500
Crown Americas LLC [2]	7.75	11/15/15	225	234,000
L-3 Communications Corp. [2]	6.13	01/15/14	1,000	1,017,500
Mueller Water Products Inc.	7.38	06/01/17	750	676,875
Owens-Illinois Inc.	7.80	05/15/18	475	490,438
Solo Cup Co./Solo Cup Operating Corp.	10.50	11/01/13	500	527,500
Terex Corp.[2]	7.38	01/15/14	1,000	1,015,000
Terex Corp.	8.00	11/15/17	250	243,125
Texas Industries Inc.	7.25	07/15/13	315	309,488
Trimas Corp. [3,4]	9.75	12/15/17	285	294,975

Total Capital Goods (Cost $5,648,783)				5,903,526

Consumer Cyclical – 25.3%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	536,250
American Axle & Manufacturing Inc.	7.88	03/01/17	550	512,875

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Collective Brands Inc.	8.25%	08/01/13	$444	$452,880
Couche-Tard U.S. LP	7.50	12/15/13	500	507,500
Easton-Bell Sports Inc. [3,4]	9.75	12/01/16	525	552,562
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	578,750
Ford Motor Co.	6.50	08/01/18	525	498,750
GameStop Corp. [2]	8.00	10/01/12	500	518,750
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.	11.25	06/01/17	500	538,750
KAR Auction Services Inc.	10.00	05/01/15	425	446,250
Levi Strauss & Co.	9.75	01/15/15	750	785,625
Limited Brands Inc.[2]	8.50	06/15/19	250	278,750
MGM Mirage, Inc.	5.88	02/27/14	550	463,375
Motors Liquidation Co. [1]	7.13	07/15/13	250	91,250
MTR Gaming Group Inc.	12.63	07/15/14	525	518,438
Phillips-Van Heusen Corp. [2]	7.25	02/15/11	750	751,875
Seneca Gaming Corp.	7.25	05/01/12	550	543,125
Tenneco Inc.	8.63	11/15/14	500	507,500
The Neiman Marcus Group Inc.	10.38	10/15/15	525	542,063
TRW Automotive Inc. [3,4]	7.25	03/15/17	725	699,625

Total Consumer Cyclical (Cost $9,481,118)				10,324,943

Consumer Non-Cyclical – 8.0%
ACCO Brands [3,4]	10.63	03/15/15	250	273,125
B&G Foods Inc.	7.63	01/15/18	250	254,688
Bumble Bee Foods LLC [3,4]	7.75	12/15/15	295	298,687
Constellation Brands Inc. [2]	7.25	05/15/17	875	896,875
Deluxe Corp.	7.38	06/01/15	500	500,000
Jarden Corp.	7.50	05/01/17	550	557,562
Rite Aid Corp.	8.63	03/01/15	550	470,250

Total Consumer Non-Cyclical (Cost $3,039,905)				3,251,187

Energy – 20.3%
Chesapeake Energy Corp. [2]	6.88	01/15/16	950	938,125
Consol Energy Inc. [3,4]	8.25	04/01/20	250	256,875
Crosstex Energy/Crosstex Energy Finance Corp. [3,4]	8.88	02/15/18	550	567,187
El Paso Corp. [2]	6.88	06/15/14	625	637,751
Frontier Oil Corp. [2]	6.63	10/01/11	750	755,625
Hercules Offshore LLC [3,4]	10.50	10/15/17	525	523,688
Hexion Finance Escrow LLC / Hexion Escrow Corp. [3,4]	8.88	02/01/18	400	394,000
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	160	160,200
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	525	536,156
Newfield Exploration Co. [2]	6.63	09/01/14	500	513,750
Niska Gas Storage US LLC/ Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	230	235,175
Pioneer Natural Resource Co [2]	6.65	03/15/17	400	399,912
Quicksilver Resources Inc.	11.75	01/01/16	375	429,375
Range Resources Corp. [2]	7.50	05/15/16	500	515,000

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
SeaMetric International AS [1,3,4,5,7,8]	11.63%	05/25/12	$718	$7,184
SESI LLC	6.88	06/01/14	500	490,000
Southwestern Energy Co. [2]	7.50	02/01/18	500	542,500
Whiting Petroleum Corp. [2]	7.25	05/01/13	375	379,688

Total Energy (Cost $8,518,336)				8,282,191

Finance & Investment – 1.2%
Ford Motor Credit Company LLC (Cost $386,917)	7.00	10/01/13	475	491,500

Media – 6.8%
Cablevision Systems Corp. [2,3,4]	8.63	09/15/17	750	793,125
Charter Communications Operating LLC [3,4,6]	8.38	04/30/14	675	693,562
Lamar Media Corp.	6.63	08/15/15	400	388,500
Mediacom Broadband LLC	8.50	10/15/15	875	894,688

Total Media (Cost $2,584,086)				2,769,875

Services Cyclical – 8.5%
AMC Entertainment Inc.	8.75	06/01/19	800	840,000
ARAMARK Corp.	8.50	02/01/15	750	766,875
Iron Mountain Inc. [2]	8.75	07/15/18	575	602,312
RSC Equipment Rental Inc.	9.50	12/01/14	525	519,750
Teekay Corp.	8.50	01/15/20	250	261,250
United Rentals North America Inc.	9.25	12/15/19	500	510,000

Total Services Cyclical (Cost $3,369,369)				3,500,187

Services Non-Cyclical – 3.3%
HCA Inc. [2]	9.25	11/15/16	575	611,297
Service Corp. International [2]	6.75	04/01/16	750	735,000

Total Services Non-Cyclical (Cost $1,230,968)				1,346,297

Technology & Electronics – 4.5%
First Data Corp.	9.88	09/24/15	525	452,812
Flextronics International Limited [2]	6.25	11/15/14	488	494,100
Sungard Data Systems Inc.	10.25	08/15/15	850	893,563

Total Technology & Electronics (Cost $1,702,810)				1,840,475

Telecommunications – 11.5%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,117,500
Cincinnati Bell Inc.	8.75	03/15/18	550	554,812
Frontier Communications Corp.	7.13	03/15/19	1,050	997,500
Global Crossing Limited [3,4]	12.00	09/15/15	525	582,750
PAETEC Holding Corp.	9.50	07/15/15	500	506,250

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Windstream Corp. [2]	7.00%	03/15/19	$1,000	$932,500

Total Telecommunications (Cost $4,471,901)				4,691,312
Total HIGH YIELD CORPORATE BONDS (Cost $47,611,084)				50,489,480

			Shares	Value (Note 2)
COMMON STOCKS – 4.6%
Consumer Products – 0.2%
B&G Foods Inc. (Cost $42,930)			5,555	58,216

Energy – 0.9%
Southern Union Co. (Cost $211,262)			14,625	371,036

Industrials – 1.4%
General Electric Co.			17,650	321,230
United States Steel Corp.			4,000	254,080

Total Industrials (Cost $424,873)				575,310

Telecommunications – 2.1%
AT&T Inc.			9,200	237,728
Frontier Communications Corp.			15,900	118,296
Qwest Communications International Inc.			25,000	130,500
Verizon Communications Inc.			7,680	238,234
Windstream Corp.			13,700	149,193

Total Telecommunications (Cost $915,162)				873,951
Total COMMON STOCKS (Cost $1,594,227)				1,878,513

	Interest Rate	Maturity	Principal Amount (000s)	Value
SHORT TERM INVESTMENT – 1.9%
State Street Euro Dollar Time Deposit (Cost $792,757)	0.01%	04/01/10	$793	$792,757

Total Investments – 133.8% (Cost $51,206,396 )				54,670,750
Liabilities in Excess of Other Assets – (33.8)%				(13,818,472)

NET ASSETS – 100.0%				$40,852,278

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade debt securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2010, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return of 51.23%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.46 on March 31, 2010, the Fund’s shares had a dividend yield of 8.79%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2010, compared with the Fund’s benchmark Index.

Helios Strategic Income Fund, Inc. (NYSE: HSA)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	3.11%	8.63%	22.37%	31.59%
Fund — Total return, including distributions*	6.75%	15.18%	8.71%	51.23%
Barclays Capital U.S. Corporate High Yield Index	4.62%	11.10%	26.90%	56.18%
*	Exclusive of brokerage commissions

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

HIGH YIELD MARKET ENVIRONMENT

The high yield market generated strong returns over the last 12 months. Yield spreads on the broad market1 tumbled from 1,683 basis points at March 31, 2009 to 581 basis points at March 31, 2010, as investor confidence in the financial markets and the economy strengthened.

During the last 12 months, the high yield new issue market gradually opened as capital markets were more accepting of risk. By the first quarter of 2010, the high yield market was setting records for issuance, with more than $60 billion of bonds issued during the three month period. Many bonds came with security and were used to refinance bank debt which was issued during 2006-2007 to finance leveraged buyouts. One of the market’s primary worries is the “mountain of maturities” many companies face between 2013-2015 as bonds and loans issued in the 2006-2007 timeframe come due. While some commentators view this as a significant risk to future returns, we view it as a “wall of worry” which may fuel a further rally in high yield as companies successfully address these concerns. The record amount of new issuance is evidence that corporate management teams and their equity sponsors are actively looking to manage their capital structures. We view the market to be in a virtuous cycle where new issuance, rather than pushing the market lower, serves to move it higher because it inherently reduces overall credit risk by extending maturities.

The level of defaults peaked in late 2009 and fell dramatically over the period to March 31, 2010. The widely watched 12-month default rate ended the 2009 calendar year at 12.7%2 and dropped more than half to 5.2% by the end of March3. Many strategists reduced their forecast default rate for 2010, and we expect it to be around 2% for the 2010 calendar year, representing continued improvement in credit quality.

Investor appetite for risk remained robust during the last 12 months, with CCCs returning 109.7% compared with the overall market which was up 57.2%.

Bonds of companies in the Financial Services and Real Estate industries performed well, as they recovered from poor performance in 2008. The Automotive sector also outperformed as companies restructured and investors grew more confident that the worst was over for the industry. The Technology sector outperformed, as many companies in the industry began to recover in line with the general economic recovery.

Industries which underperformed were generally considered to be defensive in nature, including Telecommunications, Healthcare and Utilities. In 2008, these sectors had been preferred amid a weaker environment. In general, performance of an industry reflected the average credit quality of that industry; with outperforming industries being lower quality and/or more beaten down in the 2008 downturn, and the underperforming industries representing more defensive, better quality issues. (Source: Factset, Merrill Lynch.)

Supply/demand remained positive as the new year commenced despite a record supply of new issues. Credit Suisse estimates $1.2 billion of money flowed into the market in the first quarter of 2010, an extension of the $22.9 billion that flowed in during 20094. The steady flow of money into high yield retail mutual funds put pressure on managers to deploy it quickly which gave a boost to the new issue calendar.

As the high yield market recovered, many of the Fund’s holdings generated significant capital appreciation. The best performers included bonds of Firekeepers Development Authority and TRW Automotive as well as the common stock of U.S. Steel. Sungard Data Systems and TRW Automotive benefited from the reopening of credit markets. U.S. Steel rebounded as the prospect of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included SeaMetric, Steers (which was sold during the year) and Charter. SeaMetric is a development-stage energy service company in need of additional capital to complete planned projects. The company filed for bankruptcy in February 2010 and we do not expect any meaningful recovery for these bonds. Charter’s bonds declined subsequent to the company filing for bankruptcy.

2010 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OUTLOOK

We continue to maintain our positive view of the high yield market despite the hefty returns over the past 12 months. While yield spreads have narrowed nearer to the long-term average, lower defaults, improving credit conditions, and the gradual removal of the maturity mountain should protect investors from a market correction. We believe we are on the right side of the credit cycle for corporate credit and anticipate the yield advantage of high yield will prove attractive in a low-yield world.

We believe that, on balance, the U.S. economy will surprise on the upside, eventually overcoming residual investor fears of continued stagnation. We are encouraged by the record pace of credit refinancing, and are beginning to see signs of renewed IPO activity, both of which will serve to reduce credit risk going forward.

Confidence may receive a second boost should we see a return of merger and acquisition (“M&A”) activity this year after a two-year hiatus. M&A tends to be good for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt, and second, bond investors typically benefit from a change-of-control put in the event their debtor is taken over.

1 Performance numbers for the Merrill Lynch U.S. High Yield Master II Index, H0A0 retrieved from Bloomberg

2 Merrill Lynch, “Situation Room: High Yield in 2010: Year Ahead Outlook,” December 28, 2009, p. 4

3 JP Morgan, High Yield Market Monitor, April 1, 2010, p. 14

4 Credit Suisse, “Leveraged Finance Strategy Update,” April 6, 2010, p. 10

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2010 and subject to change based on subsequent developments.

2010 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.79%

Weighted average coupon	10.52%

Average effective maturity	6.61 years

Percentage of leveraged assets	24.67%

Total number of holdings	96

CREDIT QUALITY

A and Above[2]	1%

BBB	28%

BB	27%

B	31%

CCC	12%

Unrated	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	26%

High Yield Corporate Bonds	67%

Common Stocks	6%

Short-term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 33.7%
Basic Industry – 11.7%
Alcoa Inc. [2]	5.55%	02/01/17	$1,000	$1,004,540
ArcelorMittal	6.13	06/01/18	500	524,854
Newmont Mining Corp. [2]	5.13	10/01/19	1,000	1,005,962
Packaging Corp of America [2]	5.75	08/01/13	500	532,051
The Dow Chemical Co.	5.70	05/15/18	1,000	1,037,363

Total Basic Industry (Cost $3,682,064)				4,104,770

Consumer Cyclical – 3.1%
Yum! Brands Inc. [2] (Cost $1,041,963)	8.88	04/15/11	1,000	1,072,488

Consumer Non-Cyclical – 10.8%
Altria Group Inc. [2]	9.70	11/10/18	1,000	1,229,629
Anheuser-Busch InBev Worldwide Inc. [2,3,4]	7.75	01/15/19	1,000	1,189,382
Covidien International Finance SA [2]	6.00	10/15/17	500	548,322
CVS Caremark Corp. [2]	5.75	06/01/17	500	539,196
McKesson Corp. [2]	5.25	03/01/13	250	266,803

Total Consumer Non-Cyclical (Cost $3,396,783)				3,773,332

Industrials – 1.6%
Tyco Electronics Group S.A. (Cost $461,961)	6.55	10/01/17	500	550,093

Services Cyclical – 1.6%
Allied Waste North America Inc. [2] (Cost $491,930)	6.88	06/01/17	500	545,000

Telecommunications – 4.9%
Rogers Communications Inc. [2]	6.38	03/01/14	1,000	1,109,767
Time Warner Cable Inc. [2]	8.25	04/01/19	500	605,044

Total Telecommunications (Cost $1,483,137)				1,714,811
Total INVESTMENT GRADE CORPORATE BONDS (Cost $10,557,838)				11,760,494
HIGH YIELD CORPORATE BONDS – 87.1%
Basic Industry – 11.5%
AK Steel Corp.	7.75	06/15/12	600	603,000
Appleton Papers Inc. [3,4]	10.50	06/15/15	240	238,800
Domtar Corp.	10.75	06/01/17	250	303,750
Edgen Murray Corp. [3,4]	12.25	01/15/15	170	159,162
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	750	834,375
LBI Escrow Corp. [3,4]	8.00	11/01/17	100	103,750
Millar Western Forest Products Limited	7.75	11/15/13	450	383,625
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	150	169,500
Solutia Inc.	8.75	11/01/17	250	263,750
Verso Paper Holdings LLC / Verso Paper Inc. [3,4]	11.50	07/01/14	450	486,000
Westlake Chemical Corp. [2]	6.63	01/15/16	500	487,500

Total Basic Industry (Cost $3,765,287)				4,033,212

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Capital Goods – 9.5%
BE Aerospace Inc.	8.50%	07/01/18	$475	$507,063
Bombardier Inc. [3,4]	7.75	03/15/20	200	209,000
Crown Americas LLC	7.75	11/15/15	200	208,000
L-3 Communications Corp. [2]	6.13	01/15/14	500	508,750
Mueller Water Products Inc.	7.38	06/01/17	500	451,250
Owens-Illinois Inc.	7.80	05/15/18	400	413,000
Solo Cup Co./Solo Cup Operating Corp.	10.50	11/01/13	250	263,750
Terex Corp. [2]	7.38	01/15/14	500	507,500
Trimas Corp. [3,4]	9.75	12/15/17	245	253,575

Total Capital Goods (Cost $3,199,051)				3,321,888

Consumer Cyclical – 16.9%
ACE Hardware Corp. [3,4]	9.13	06/01/16	500	536,250
American Axle & Manufacturing Inc.	7.88	03/01/17	500	466,250
Collective Brands Inc.	8.25	08/01/13	222	226,440
Couche-Tard U.S. LP	7.50	12/15/13	475	482,125
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	578,750
Ford Motor Co.	6.50	08/01/18	450	427,500
Harrah’s Escrow LLC/Harrah’s Escrow Corp.	11.25	06/01/17	225	242,438
KAR Auction Services Inc.	10.00	05/01/15	375	393,750
MGM Mirage, Inc.	5.88	02/27/14	475	400,187
Motors Liquidation Co. [1]	7.13	07/15/13	250	91,250
MTR Gaming Group Inc.	12.63	07/15/14	450	444,375
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	525,000
Seneca Gaming Corp.	7.25	05/01/12	500	493,750
TRW Automotive Inc. [3,4]	7.25	03/15/17	625	603,125

Total Consumer Cyclical (Cost $5,423,397)				5,911,190

Consumer Non-Cyclical – 4.0%
Constellation Brands Inc. [2]	7.25	05/15/17	500	512,500
Jarden Corp.	7.50	05/01/17	475	481,531
Rite Aid Corp.	8.63	03/01/15	475	406,125

Total Consumer Non-Cyclical (Cost $1,240,744)				1,400,156

Energy – 19.1%
Chesapeake Energy Corp. [2]	6.88	01/15/16	750	740,625
Crosstex Energy/Crosstex Energy Finance Corp. [3,4]	8.88	02/15/18	475	489,844
El Paso Corp.	6.88	06/15/14	625	637,751
Hercules Offshore LLC [3,4]	10.50	10/15/17	450	448,875
Hexion Finance Escrow LLC / Hexion Escrow Corp. [3,4]	8.88	02/01/18	345	339,825
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	450	459,562
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	140	140,175
Newfield Exploration Co. [2]	6.63	09/01/14	500	513,750
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	200	204,500
Quicksilver Resources Inc.	11.75	01/01/16	325	372,125

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Range Resources Corp. [2]	7.50%	05/15/16	$500	$515,000
SeaMetric International AS [1,3,4,5,7,8]	11.63	05/25/12	1,347	13,469
SESI LLC	6.88	06/01/14	425	416,500
The Williams Companies Inc. Credit Linked Certificate Trust V 2,3,4	6.38	10/01/10	1,035	1,054,130
Whiting Petroleum Corp. [2]	7.25	05/01/13	325	329,063

Total Energy (Cost $7,687,056)				6,675,194

Finance & Investment – 0.7%
Ford Motor Credit Company LLC (Cost $242,014)	7.00	10/01/13	250	258,684

Media – 4.0%
Charter Communications Operating LLC [3,4,6]	8.38	04/30/14	525	539,438
Lamar Media Corp.	6.63	08/15/15	350	339,937
Mediacom Broadband LLC	8.50	10/15/15	500	511,250

Total Media (Cost $1,252,849)				1,390,625

Services Cyclical – 6.2%
AMC Entertainment Inc.	8.75	06/01/19	600	630,000
ARAMARK Corp.	8.50	02/01/15	500	511,250
Iron Mountain Inc. [2]	8.75	07/15/18	500	523,750
United Rentals North America Inc.	9.25	12/15/19	500	510,000

Total Services Cyclical (Cost $2,079,811)				2,175,000

Services Non-Cyclical – 1.5%
HCA Inc. (Cost $513,238)	9.25	11/15/16	500	531,562

Technology & Electronics – 3.0%
First Data Corp.	9.88	09/24/15	450	388,125
Sungard Data Systems Inc.	10.25	08/15/15	625	657,031

Total Technology & Electronics (Cost $1,043,386)				1,045,156

Telecommunications – 10.7%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,117,500
Frontier Communications Corp.	7.13	03/15/19	900	855,000
Global Crossing Limited [3,4]	12.00	09/15/15	450	499,500
PAETEC Holding Corp.	9.50	07/15/15	500	506,250
TW Telecom Holdings Inc. [3,4]	8.00	03/01/18	285	291,412
Windstream Corp. [2]	7.00	03/15/19	500	466,250

Total Telecommunications (Cost $3,536,150)				3,735,912
Total HIGH YIELD CORPORATE BONDS (Cost $29,982,983)				30,478,579

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2010

			Shares	Value (Note 2)
COMMON STOCKS – 8.3%
Consumer Products – 0.1%
B&G Foods Inc. (Cost $37,874)			4,900	$51,352

Energy – 1.0%
Southern Union Co. (Cost $189,498)			13,300	337,421

Industrials – 2.5%
General Electric Co.			20,850	379,470
United States Steel Corp.			7,700	489,104

Total Industrials (Cost $582,111)				868,574

Telecommunications – 4.7%
AT&T Inc.			16,225	419,254
Frontier Communications Corp.			39,500	293,880
Global Crossing Limited			9,000	136,350
PAETEC Holding Corp.			15,000	70,200
Qwest Communications International Inc.			47,800	249,516
Verizon Communications Inc.			7,000	217,140
Windstream Corp.			23,250	253,193

Total Telecommunications (Cost $1,649,039)				1,639,533
Total COMMON STOCKS (Cost $2,458,522)				2,896,880

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
SHORT TERM INVESTMENT – 0.4%
State Street Euro Dollar Time Deposit (Cost $159,909)	0.01%	04/01/10	$160	$159,909

Total Investments – 129.5% (Cost $43,159,252)				$45,295,862
Liabilities in Excess of Other Assets – (29.5)%				(10,326,071)

NET ASSETS – 100.0%				$34,969,791

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Portfolios of Investments

March 31, 2010

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Issuer is currently in default on its regularly scheduled interest payment.
2	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement (Note 6).
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$13,060,273	26.64%
Helios High Income Fund, Inc.	9,299,905	25.11
Helios Multi-Sector High Income Fund, Inc.	9,490,563	23.23
Helios Strategic Income Fund, Inc.	9,533,024	27.26

4	—	Private Placement.
5	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2010, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc	$15,265	0.03%
Helios Multi-Sector High Income Fund, Inc	7,184	0.02
Helios Strategic Income Fund, Inc	13,469	0.04

6	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.

7	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The details of the acquisition of this security is as follows:

Fund	Acquisition Date	Cost	Value as a % of Net Assets
Helios Advantage Income Fund, Inc.	05/02/07	$1,519,115	0.03%
Helios Multi-Sector High Income Fund, Inc.	05/02/07	713,501	0.02
Helios Strategic Income Fund, Inc.	05/02/07	1,340,377	0.04

8	—	Company announced a three month postponement of the interest payment due November 25, 2009 until February 25, 2010. The company also announced as compensation for the postponed interest payment a postponement fee which was converted into new SeaMetric shares. On February 24, 2010, the Company announced it had entered bankruptcy proceedings and defaulted on its February 25, 2010 and November 25, 2009 interest payments.

See Notes to Financial Statements.

2010 Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities

March 31, 2010

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$65,917,319	$47,915,447	$53,877,993	$45,135,953
Investment in time deposit, at value	829,984	750,985	792,757	159,909

Total investments	66,747,303	48,666,432	54,670,750	45,295,862
Net receivable from advisor (Note 4)	16,159	20,619	4,250	15,191
Interest and dividends receivable	1,355,832	993,610	1,101,707	927,519
Receivable for investments sold	—	—	—	616,890
Prepaid expenses	32,937	35,368	28,020	27,926

Total assets	68,152,231	49,716,029	55,804,727	46,883,388

Liabilities:
Reverse repurchase agreements (Note 6)	18,331,164	12,426,084	14,431,220	11,567,902
Interest payable for reverse repurchase agreements (Note 6)	20,237	13,580	15,864	13,056
Payable for investments purchased	681,554	141,450	406,083	236,573
Administration fee payable (Note 4)	6,244	4,685	5,182	4,466
Accrued expenses	96,260	90,000	94,100	91,600

Total liabilities	19,135,459	12,675,799	14,952,449	11,913,597

Net Assets	$49,016,772	$37,040,230	$40,852,278	$34,969,791

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$654	$484	$759	$593
Additional paid-in capital (Note 8)	455,659,089	338,156,826	493,833,641	402,301,696
Accumulated net realized loss on investment transactions	(410,121,450)	(304,731,521)	(456,446,476)	(369,469,108)
Net unrealized appreciation on investments	3,478,479	3,614,441	3,464,354	2,136,610

Net assets applicable to capital stock outstanding	$49,016,772	$37,040,230	$40,852,278	$34,969,791

Total investments at cost	$63,268,824	$45,051,991	$51,206,396	$43,159,252

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	6,536,547	4,836,284	7,588,538	5,930,400
Net asset value per share	$7.50	$7.66	$5.38	$5.90

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2010

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$5,347,177	$4,007,307	$4,399,979	$3,448,276
Dividends	110,095	74,547	90,690	107,307

Total investment income	5,457,272	4,081,854	4,490,669	3,555,583

Expenses:
Investment advisory fees (Note 4)	395,786	290,833	324,364	278,607
Administration fees (Note 4)	94,673	70,453	78,191	67,632
Legal fees	103,526	27,863	30,594	25,479
Custodian	100,618	100,256	100,508	97,475
Insurance	93,503	72,090	85,624	71,763
Reports to stockholders	57,313	47,999	54,179	53,328
Directors’ fees	47,250	47,250	47,250	47,250
Audit and tax services	44,000	44,000	44,000	44,000
Registration fees	38,750	38,750	38,750	38,750
Transfer agent fees	32,013	33,179	31,592	32,475
Miscellaneous	11,988	10,452	12,118	11,867

Total operating expenses	1,019,420	783,125	847,170	768,626
Interest expense on reverse repurchase agreements (Note 6)	239,560	169,749	193,920	155,350

Total expenses	1,258,980	952,874	1,041,090	923,976
Less expenses waived and reimbursed by the investment advisor (Note 4)	(374,959)	(337,154)	(353,979)	(341,483)

Net expenses	884,021	615,720	687,111	582,493

Net investment income	4,573,251	3,466,134	3,803,558	2,973,090

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(15,158,570)	(11,172,746)	(16,564,235)	(14,285,712)
Net change in unrealized appreciation (depreciation) on investments	24,122,239	18,402,142	24,138,210	20,159,035

Net realized and unrealized gain on investments	8,963,669	7,229,396	7,573,975	5,873,323

Net increase in net assets resulting from operations	$13,536,920	$10,695,530	$11,377,533	$8,846,413

See Notes to Financial Statements.

2010 Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

For the Fiscal Years Ended March 31,

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	2010	2009	2010	2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,573,251	$11,702,464	$3,466,134	$9,768,999
Net realized loss on investment transactions	(15,158,570)	(271,508,158)	(11,172,746)	(204,453,115)
Net change in unrealized appreciation (depreciation) on investments	24,122,239	213,496,101	18,402,142	160,058,310

Net increase (decrease) in net assets resulting from operations	13,536,920	(46,309,593)	10,695,530	(34,625,806)

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(4,573,251)	(7,792,400)	(3,466,134)	(6,693,644)
Return of capital	(623,304)	(6,704,405)	(378,712)	(4,014,614)

Total dividends and distributions paid	(5,196,555)	(14,496,805)	(3,844,846)	(10,708,258)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	1,183,984	—	984,261

Total increase (decrease) in net assets	8,340,365	(59,622,414)	6,850,684	(44,349,803)

Net Assets:
Beginning of year	40,676,407	100,298,821	30,189,546	74,539,349

End of year	$49,016,772	$40,676,407	$37,040,230	$30,189,546

(including distributions in excess of net investment income of)	$—	$—	$—	$—

Share Transactions (Note 7):*
Reinvested shares	—	77,332	—	64,979

*	Share amounts have been adjusted to reflect the 1:5 reverse stock split that occurred effective September 1, 2009.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended March 31,

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	2010	2009	2010	2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,803,558	$10,999,566	$2,973,090	$12,910,125
Net realized loss on investment transactions	(16,564,235)	(295,344,355)	(14,285,712)	(238,784,098)
Net change in unrealized appreciation (depreciation) on investments	24,138,210	232,758,334	20,159,035	185,224,421

Net increase (decrease) in net assets resulting from operations	11,377,533	(51,586,455)	8,846,413	(40,649,552)

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(3,803,558)	(8,774,368)	(2,973,090)	(9,717,511)
Return of capital	(217,600)	(8,287,794)	(903,507)	(4,160,354)

Total dividends and distributions paid	(4,021,158)	(17,062,162)	(3,876,597)	(13,877,865)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	35,678	3,482,113	184,471	1,608,910

Total increase (decrease) in net assets	7,392,053	(65,166,504)	5,154,287	(52,918,507)

Net Assets:
Beginning of year	33,460,225	98,626,729	29,815,504	82,734,011

End of year	$40,852,278	$33,460,225	$34,969,791	$29,815,504

(including distributions in excess of net investment income of)	$—	$—	$—	$—

Share Transactions (Note 7):*
Reinvested shares	7,672	301,303	35,186	124,958

*	Share amounts have been adjusted to reflect the 1:5 reverse stock split that occurred effective September 1, 2009.

See Notes to Financial Statements.

2010 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$13,536,920
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(44,295,457)
Proceeds from disposition of long-term portfolio investments	26,498,076
Purchases of short-term portfolio investments, net	(371,754)
Increase in interest and dividends receivable	(336,078)
Decrease in receivable for investments sold	877,998
Decrease in prepaid expenses	21,898
Increase in interest payable for reverse repurchase agreements	20,237
Increase in payable for investments purchased	485,769
Decrease in receivable from advisor	30,963
Increase in administration fee payable	786
Increase in accrued expenses	12,909
Net amortization on investments	(653,308)
Unrealized appreciation on investments	(24,122,239)
Net realized loss on investment transactions	15,158,570

Net cash used for operating activities	(13,134,710)

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	18,331,164
Dividends and distributions paid to stockholders, net of reinvestments	(5,196,555)

Net cash provided by financing activities	13,134,609

Net decrease in cash	(101)
Cash at beginning of year	101

Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2010, totaled $219,323.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$10,695,530
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(32,260,058)
Proceeds from disposition of long-term portfolio investments	20,488,087
Sales of short-term portfolio investments, net	476,847
Increase in interest and dividends receivable	(266,647)
Decrease in receivable for investments sold	3,851
Decrease in prepaid expenses	18,613
Increase in interest payable for reverse repurchase agreements	13,580
Decrease in payable for investments purchased	(54,335)
Decrease in receivable from advisor	14,444
Increase in administration fee payable	558
Increase in accrued expenses	13,050
Net amortization on investments	(495,463)
Unrealized appreciation on investments	(18,402,142)
Net realized loss on investment transactions	11,172,746

Net cash used for operating activities	(8,581,339)

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	12,426,084
Dividends and distributions paid to stockholders	(3,844,846)

Net cash provided by financing activities	8,581,238

Net decrease in cash	(101)
Cash at beginning of year	101

Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2010, totaled $156,169.

See Notes to Financial Statements.

2010 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$11,377,533
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(37,869,828)
Proceeds from disposition of long-term portfolio investments	23,471,781
Sales of short-term portfolio investments, net	658,935
Increase in interest and dividends receivable	(303,391)
Decrease in receivable for investments sold	438,998
Decrease in prepaid expenses	26,458
Increase in interest payable for reverse repurchase agreements	15,431
Decrease in payable for investments purchased	(43,070)
Decrease in receivable from the advisor	50,295
Increase in administration fee payable	632
Increase in accrued expenses	14,850
Net amortization on investments	(560,489)
Unrealized appreciation on investments	(24,138,210)
Net realized loss on investment transactions	16,564,235

Net cash used for operating activities	(10,295,840)

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	14,281,220
Dividends and distributions paid to stockholders, net of reinvestments	(3,985,480)

Net cash provided by financing activities	10,295,740

Net decrease in cash	(100)
Cash at beginning of year	100

Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2010, totaled $178,489.

Non-cash financing activities included reinvestment of dividends of $35,678.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$8,846,413
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(30,510,567)
Proceeds from disposition of long-term portfolio investments	17,714,662
Sales of short-term portfolio investments, net	1,908,741
Increase in interest and dividends receivable	(238,986)
Decrease in receivable for investments sold	268,314
Decrease in prepaid expenses	20,488
Increase in interest payable for reverse repurchase agreements	13,056
Increase in payable for investments purchased	236,573
Decrease in receivable from advisor	29,198
Increase in administration fee payable	348
Increase in accrued expenses	11,850
Net amortization on investments	(302,644)
Unrealized appreciation on investments	(20,159,035)
Net realized loss on investment transactions	14,285,712

Net cash used for operating activities	(7,875,877)

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	11,567,902
Dividends and distributions paid to stockholders, net of reinvestments	(3,692,126)

Net cash provided by financing activities	7,875,776

Net decrease in cash	(101)
Cash at beginning of year	101

Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2010, totaled $142,294.

Non-cash financing activities included reinvestment of dividends of $184,471.

See Notes to Financial Statements.

2010 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2010	2009[2]	2008*[2] (unaudited)	2007*[2] (unaudited)	2006*[2] (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$6.20	$15.55	$66.45	$69.75	$71.85

Net investment income	0.70	1.75	6.15	8.30	9.50
Net realized and unrealized gain (loss) on investment transactions	1.40	(8.85)	(49.85)	(2.80)	(1.10)

Net increase (decrease) in net asset value resulting from operations	2.10	(7.10)	(43.70)	5.50	8.40

Dividends from net investment income	(0.70)	(1.20)	(6.55)	(8.50)	(9.30)
Distributions from net realized gains	—	—	—	—	(1.20)
Return of capital distributions	(0.10)	(1.05)	(0.65)	(0.30)	—

Total dividends and distributions paid	(0.80)	(2.25)	(7.20)	(8.80)	(10.50)

Net asset value, end of year	$7.50	$6.20	$15.55	$66.45	$69.75

Market price, end of year	$7.00	$5.00	$16.70	$76.50	$84.00

Total Investment Return†	58.73%	(61.80)%	(73.61)%	1.53%	23.28%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$49,017	$40,676	$100,299	$416,999	$417,229
Gross operating expenses	2.22%	2.44%	3.66%	3.23%	2.62%
Interest expense	0.52%	0.03%	N/A [1]	N/A [1]	N/A [1]
Total expenses	2.74%	2.47%	3.66%	3.23%	2.62%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.40%	1.23%	3.49%	3.23%	2.62%
Net investment income	9.97%	19.66%	15.69%	12.14%	13.45%
Net investment income, excluding the effect of fee waivers and reimbursement	9.15%	18.91%	15.52%	12.14%	13.45%
Portfolio turnover rate	45%	89%	76%	94%	104%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon. For additional information, please see The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements in Note 14 in the Notes to Financial Statements.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (unaudited)	2007 (unaudited)	2006 (unaudited)
Net Asset Value (prior to reverse stock split)	$1.24	$3.11	$13.29	$13.95
Market Price (prior to reverse stock split)	$1.00	$3.34	$15.30	$16.80

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2010	2009[2]	2008*,2 (unaudited)	2007*,2 (unaudited)	2006*,2 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$6.25	$15.60	$65.90	$69.25	$75.15

Net investment income	0.72	1.95	5.80	8.80	9.90
Net realized and unrealized gain (loss) on investment transactions	1.49	(9.05)	(48.90)	(3.35)	(2.90)

Net increase (decrease) in net asset value resulting from operations	2.21	(7.10)	(43.10)	5.45	7.00

Dividends from net investment income	(0.72)	(1.40)	(6.30)	(8.65)	(9.50)
Distributions from net realized gains	—	—	—	—	(3.40)
Return of capital distributions	(0.08)	(0.85)	(0.90)	(0.15)	—

Total dividends and distributions paid	(0.80)	(2.25)	(7.20)	(8.80)	(12.90)

Net asset value, end of year	$7.66	$6.25	$15.60	$65.90	$69.25

Market price, end of year	$7.19	$4.95	$17.55	$76.00	$87.55

Total Investment Return†	64.29%	(64.25)%	(72.40)%	(3.26)%	24.15%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$37,040	$30,190	$74,539	$303,259	$306,699
Gross operating expenses	2.28%	2.30%	3.73%	3.47%	2.92%
Interest expense	0.49%	0.04%	N/A [1]	N/A [1]	N/A [1]
Total expenses	2.77%	2.34%	3.73%	3.47%	2.92%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%	1.24%	3.56%	3.47%	2.92%
Net investment income	10.10%	22.35%	14.81%	12.89%	13.66%
Net investment income, excluding the effect of fee waivers and reimbursement	9.12%	21.37%	14.64%	12.89%	13.66%
Portfolio turnover rate	48%	88%	74%	100%	97%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon. For additional information, please see The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements in Note 14 in the Notes to Financial Statements.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (unaudited)	2007 (unaudited)	2006 (unaudited)
Net Asset Value (prior to reverse stock split)	$1.25	$3.12	$13.18	$13.85
Market Price (prior to reverse stock split)	$0.99	$3.51	$15.20	$17.51

See Notes to Financial Statements.

2010 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,				For the Period Ended March 31, 2006*,1,6 (unaudited)
	2010	2009[6]	2008*,6 (unaudited)	2007*,6 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$4.40	$13.55	$70.50	$72.70	$71.65 [2]

Net investment income	0.50	1.50	6.40	9.05	1.05
Net realized and unrealized gain (loss) on investment transactions	1.01	(8.35)	(54.35)	(1.80)	0.70

Net increase (decrease) in net asset value resulting from operations	1.51	(6.85)	(47.95)	7.25	1.75

Dividends from net investment income	(0.50)	(1.20)	(7.75)	(8.30)	(0.60)
Distributions from net realized gains	—	—	(0.35)	(1.15)	—
Return of capital distributions	(0.03)	(1.10)	(0.90)	—	—

Total dividends and distributions paid	(0.53)	(2.30)	(9.00)	(9.45)	(0.60)

Offering costs charged to additional paid-in capital	—	—	—	—	(0.10)

Net asset value, end of period	$5.38	$4.40	$13.55	$70.50	$72.70

Market price, end of period	$5.00	$3.55	$16.65	$78.55	$79.90

Total Investment Return†	58.59%	(72.05)%	(72.67)%	10.96%	7.38%[4]

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$40,852	$33,460	$98,627	$468,879	$453,523
Gross operating expenses	2.23%	2.59%	3.71%	2.83%	0.71%[3]
Interest expense	0.51%	0.06%	N/A [5]	N/A [5]	N/A [5]
Total expenses	2.74%	2.65%	3.71%	2.83%	0.71%[3]
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%	1.20%	3.55%	2.83%	0.71%[3]
Net investment income	10.03%	20.53%	15.28%	12.46%	6.72%[3]
Net investment income, excluding the effect of fee waivers and reimbursement	9.10%	19.65%	15.11%	12.46%	6.72%[3]
Portfolio turnover rate	49%	75%	68%	85%	131%[4]

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and period ended March 31, 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and period ended March 31, 2006 should not be relied upon. For additional information, please see The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements in Note 14 in the Notes to Financial Statements.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	From the commencement of investment operations on January 19, 2006.

[2]	Net of sales load of $3.375 on initial shares issued.

[3]	Annualized.

[4]	Not Annualized.

[5]	Not available. During this period, interest expense was not reported separately from operating expenses.

[6]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Period Ended March 31,	2009	2008 (unaudited)	2007 (unaudited)	2006 (unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71	$14.10	$14.54
Market Price (prior to reverse stock split)	$0.71	$3.33	$15.71	$15.98

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2010	2009[2]	2008*,2 (unaudited)	2007*,2 (unaudited)	2006*,2 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$5.05	$14.35	$64.45	$67.70	$71.15

Net investment income	0.51	2.20	6.00	8.15	8.90
Net realized and unrealized gain (loss) on investment transactions	1.00	(9.10)	(48.90)	(2.60)	(1.00)

Net increase (decrease) in net asset value resulting from operations	1.51	(6.90)	(42.90)	5.55	7.90

Dividends from net investment income	(0.51)	(1.70)	(6.40)	(8.55)	(9.45)
Distributions from net realized gains	—	—	—	—	(1.90)
Return of capital distributions	(0.15)	(0.70)	(0.80)	(0.25)	—

Total dividends and distributions paid	(0.66)	(2.40)	(7.20)	(8.80)	(11.35)

Net asset value, end of year	$5.90	$5.05	$14.35	$64.45	$67.70

Market price, end of year	$5.46	$4.10	$15.90	$74.05	$83.50

Total Investment Return†	51.23%	(65.85)%	(74.01)%	(1.09)%	22.60%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$34,970	$29,816	$82,734	$359,230	$362,768
Gross operating expenses	2.34%	2.24%	3.86%	3.50%	2.94%
Interest expense	0.47%	0.21%	N/A [1]	N/A [1]	N/A [1]
Total expenses	2.81%	2.45%	3.86%	3.50%	2.94%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%	1.27%	3.69%	3.50%	2.94%
Net investment income	9.05%	26.85%	15.79%	12.17%	12.80%
Net investment income, excluding the effect of fee waivers and reimbursement	8.02%	25.93%	15.62%	12.17%	12.80%
Portfolio turnover rate	43%	71%	73%	106%	101%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon. For additional information, please see The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements in Note 14 in the Notes to Financial Statements.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (unaudited)	2007 (unaudited)	2006 (unaudited)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87	$12.89	$13.54
Market Price (prior to reverse stock split)	$0.82	$3.18	$14.81	$16.70

See Notes to Financial Statements.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Effective July 29, 2008, Brookfield Investment Management Inc. (the “Advisor”), a registered investment advisor and wholly-owned subsidiary of Brookfield Asset Management Inc., became the investment advisor to the Funds. Prior to July 29, 2008, Morgan Asset Management, Inc. served as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security. A security may, however, be priced using a quote obtained from a single active market maker, as the case may be. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing service, or other source(s) of information for securities valuations (including, but not limited to, broker-dealers, Bloomberg or Reuters) is inaccurate.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider, among other things, the following factors, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Funds’ investments carried at fair value:

Helios Advantage Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$2,243,341	$—	$2,243,341
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,580,287	42,524,056	—	829,984	45,934,327
Level 3 — Significant Unobservable Inputs	—	18,569,635	—	—	18,569,635

Total	$2,580,287	$61,093,691	$2,243,341	$829,984	$66,747,303

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

Helios High Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$1,499,337	$—	$1,499,337
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,727,125	30,806,391	—	750,985	33,284,501
Level 3 — Significant Unobservable Inputs	—	13,882,594	—	—	13,882,594

Total	$1,727,125	$44,688,985	$1,499,337	$750,985	$48,666,432

Helios Multi-Sector High Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$1,878,513	$—	$1,878,513
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,510,000	35,970,290	—	792,757	38,273,047
Level 3 — Significant Unobservable Inputs	—	14,519,190	—	—	14,519,190

Total	$1,510,000	$50,489,480	$1,878,513	$792,757	$54,670,750

Helios Strategic Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$2,896,880	$—	$2,896,880
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	11,760,494	19,060,000	—	159,909	30,980,403
Level 3 — Significant Unobservable Inputs	—	11,418,579	—	—	11,418,579

Total	$11,760,494	$30,478,579	$2,896,880	$159,909	$45,295,862

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Advantage Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,533,000	$50,462	$12,162,356	$164,002	$13,909,820
Accrued Discounts	477	—	131,047	—	131,524
Realized Loss	(11,071,713)	(1,610,899)	(775,794)	(3,045,727)	(16,504,133)
Change in Unrealized Appreciation (Depreciation)	10,909,636	1,569,129	2,718,638	2,958,849	18,156,252
Net Purchases (Sales)	(1,371,400)	(8,692)	8,829,074	(77,124)	7,371,858
Net transfers out of Level 3	—	—	(4,495,686)	—	(4,495,686)

Balance as of March 31, 2010	$—	$—	$18,569,635	$—	$18,569,635

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,349,709	$—	$1,349,709

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

Helios High Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,126,000	$168,612	$8,914,945	$125,412	$10,334,969
Accrued Discounts	288	—	96,722	—	97,010
Realized Loss	(6,779,753)	(2,445,454)	(752,229)	(1,971,012)	(11,948,448)
Change in Unrealized Appreciation (Depreciation)	6,670,440	2,340,908	2,874,570	1,903,066	13,788,984
Net Purchases (Sales)	(1,016,975)	(64,066)	6,836,689	(57,466)	5,698,182
Net transfers out of Level 3	—	—	(4,088,103)	—	(4,088,103)

Balance as of March 31, 2010	$—	$—	$13,882,594	$—	$13,882,594

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,631,621	$—	$1,631,621

Helios Multi-Sector High Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,223,000	$100,924	$9,031,696	$173,649	$10,529,269
Accrued Discounts	432	—	105,663	—	106,095
Realized Loss	(11,851,140)	(1,454,324)	(840,009)	(3,601,777)	(17,747,250)
Change in Unrealized Appreciation (Depreciation)	11,695,458	1,370,275	2,601,977	3,511,658	19,179,368
Net Purchases (Sales)	(1,067,750)	(16,875)	7,993,904	(83,530)	6,825,749
Net transfers out of Level 3	—	—	(4,374,041)	—	(4,374,041)

Balance as of March 31, 2010	$—	$—	$14,519,190	$—	$14,519,190

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,276,443	$—	$1,276,443

Helios Strategic Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,480,621	$50,462	$8,212,166	$139,883	$9,883,132
Accrued Discounts	288	—	115,925	—	116,213
Realized Loss	(9,914,195)	(1,686,704)	(924,339)	(2,314,940)	(14,840,178)
Change in Unrealized Appreciation (Depreciation)	9,587,286	1,644,955	2,290,543	2,239,501	15,762,285
Net Purchases (Sales)	(1,154,000)	(8,713)	4,569,281	(64,444)	3,342,124
Net transfers out of Level 3	—	—	(2,844,997)	—	(2,844,997)

Balance as of March 31, 2010	$—	$—	$11,418,579	$—	$11,418,579

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,010,816	$—	$1,010,816

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to qualify and meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year. As of March 31, 2010, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2010, open taxable years consisted of the taxable years ended March 31, 2007 through March 31, 2010. No examination of any of the Funds’ tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income (including net short term capital gains, if any). Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature and may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Repurchase Agreements: Each Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Funds, through their custodian, receive delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Funds had no repurchase agreements outstanding as of March 31, 2010.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Funds have sold the remainder of their asset-backed securities during the fiscal year ended March 31, 2010.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities generally are less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

Each Fund has entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Advisor has contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) do not exceed 1.30% of average annual net assets of each Fund. Each contractual waiver will terminate on July 29, 2010. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2012	March 31, 2013
Helios Advantage Income Fund, Inc.	$314,001	$374,959
Helios High Income Fund, Inc.	283,797	337,154
Helios Multi-Sector High Income Fund, Inc.	337,309	353,979
Helios Strategic Income Fund, Inc.	304,331	341,483

During the fiscal year ended March 31, 2010, the Advisor earned the following in investment advisory fees under the Advisory Agreements. Further, under the Expense Limitation Agreements, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$395,786	$(374,959)
Helios High Income Fund, Inc.	290,833	(337,154)
Helios Multi-Sector High Income Fund, Inc.	324,364	(353,979)
Helios Strategic Income Fund, Inc.	278,607	(341,483)

	$1,289,590	$(1,407,575)

The Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator, except for N-Q filing fees.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

During the fiscal year ended March 31, 2010, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$91,335
Helios High Income Fund, Inc.	67,115
Helios Multi-Sector High Income Fund, Inc.	74,853
Helios Strategic Income Fund, Inc.	64,294

$297,597

The Administration fees shown in the Statement of Operations includes expenses incurred and paid to the Sub-Administrator for the N-Q filing, which amounted to $3,338 for each of the Funds.

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended March 31, 2010 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$44,295,457	$26,498,076
Helios High Income Fund, Inc.	32,260,058	20,488,087
Helios Multi-Sector High Income Fund, Inc.	37,869,828	23,471,781
Helios Strategic Income Fund, Inc.	30,510,567	17,714,662

For the fiscal year ended March 31, 2010 there were no transactions in U.S. Government securities.

6. Borrowings

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Funds sell securities and agree to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by each Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Funds may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Funds’ obligation to repurchase the securities, and the Funds’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

At March 31, 2010, Helios Advantage Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$8,061,785	JP Morgan Chase, 0.95%, dated 02/16/10, maturity date 05/18/10	$8,081,144
2,817,550	JP Morgan Chase, 0.95%, dated 02/17/10, maturity date 05/19/10	2,824,316
6,228,892	JP Morgan Chase, 0.95%, dated 02/18/10, maturity date 05/20/10	6,243,850
315,562	JP Morgan Chase, 0.95%, dated 02/23/10, maturity date 05/19/10	316,270
319,375	JP Morgan Chase, 0.95%, dated 02/23/10, maturity date 05/20/10	320,100
588,000	JP Morgan Chase, 0.95%, dated 03/22/10, maturity date 05/20/10	588,915

$18,331,164	Maturity Amount, Including Interest Payable	$18,374,595

	Market Value of Assets Sold Under Agreements	$25,905,228

	Weighted Average Interest Rate	0.95%

At March 31, 2010, Helios High Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$4,972,788	JP Morgan Chase, 0.95%, dated 02/16/10, maturity date 05/18/10	$4,984,730
1,994,375	JP Morgan Chase, 0.95%, dated 02/17/10, maturity date 05/19/10	1,999,164
4,588,296	JP Morgan Chase, 0.95%, dated 02/18/10, maturity date 05/20/10	4,599,315
319,375	JP Morgan Chase, 0.95%, dated 02/23/10, maturity date 05/20/10	320,100
551,250	JP Morgan Chase, 0.95%, dated 03/22/10, maturity date 05/20/10	552,108

$12,426,084	Maturity Amount, Including Interest Payable	$12,455,417

	Market Value of Assets Sold Under Agreements	$17,696,827

	Weighted Average Interest Rate	0.95%

At March 31, 2010, Helios Multi-Sector High Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$5,993,336	JP Morgan Chase, 0.95%, dated 02/16/10, maturity date 05/18/10	$6,007,728
2,298,562	JP Morgan Chase, 0.95%, dated 02/17/10, maturity date 05/19/10	2,304,082
5,268,697	JP Morgan Chase, 0.95%, dated 02/18/10, maturity date 05/20/10	5,281,349
319,375	JP Morgan Chase, 0.95%, dated 02/23/10, maturity date 05/20/10	320,100
551,250	JP Morgan Chase, 0.95%, dated 03/22/10, maturity date 05/20/10	552,108

$14,431,220	Maturity Amount, Including Interest Payable	$14,465,367

	Market Value of Assets Sold Under Agreements	$20,547,747

	Weighted Average Interest Rate	0.95%

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

At March 31, 2010, Helios Strategic Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$3,296,203	JP Morgan Chase, 0.95%, dated 02/16/10, maturity date 05/18/10	$3,304,118
6,351,887	JP Morgan Chase, 0.95%, dated 02/17/10, maturity date 05/19/10	6,367,140
1,341,375	JP Morgan Chase, 0.95%, dated 02/18/10, maturity date 05/20/10	1,344,596
188,437	JP Morgan Chase, 0.95%, dated 02/25/10, maturity date 05/18/10	188,845
390,000	JP Morgan Chase, 0.95%, dated 02/25/10, maturity date 05/19/10	390,854

$11,567,902	Maturity Amount, Including Interest Payable	$11,595,553

	Market Value of Assets Sold Under Agreements	$15,339,564

	Weighted Average Interest Rate	0.95%

The average daily balances of reverse repurchase agreements outstanding during the fiscal year ended March 31, 2010, was approximately $15,213,284, $10,579,468, $12,122,432 and $10,066,253 at a weighted average interest rate of 1.57%, 1.60%, 1.60% and 1.54% for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

The maximum amount of reverse repurchase agreements outstanding at any time during the fiscal year ended March 31, 2010, was $18,532,204, $12,604,681, $14,634,020 and $11,650,560, which was 28.10%, 26.22%, 27.15% and 25.26% of total assets for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

7. Reverse Stock Split

Effective September 1, 2009, each Fund effected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

The tax character of distributions paid for the fiscal year ended March 31, 2010 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,573,251	$3,466,134	$3,803,558	$2,973,090
Return of capital	623,304	378,712	217,600	903,507

Total distributions	$5,196,555	$3,844,846	$4,021,158	$3,876,597

The tax character of distributions paid for the fiscal year ended March 31, 2009 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$7,792,400	$6,693,644	$8,774,368	$9,717,511
Return of capital	6,704,405	4,014,614	8,287,794	4,160,354

Total distributions	$14,496,805	$10,708,258	$17,062,162	$13,877,865

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2010, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Capital loss carryforward (1)	$(410,121,450)	$(304,731,521)	$(456,420,567)	$(369,469,108)
Unrealized appreciation	3,478,479	3,614,441	3,438,445	2,136,610

	$(406,642,971)	$(301,117,080)	$(452,982,122)	$(367,332,498)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2010, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$63,416,568	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	47,702,451	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	67,821,037	205,725,325	182,874,205
Helios Strategic Income Fund, Inc.	5,339,876	193,592	59,889,208	152,878,553	151,167,879

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at March 31, 2010 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$63,268,824	$5,173,990	$(1,695,511)	$3,478,479
Helios High Income Fund, Inc.	45,051,991	3,809,304	(194,863)	3,614,441
Helios Multi-Sector High Income Fund, Inc	51,232,305	4,337,736	(899,291)	3,438,445
Helios Strategic Income Fund, Inc.	43,159,252	3,658,588	(1,521,978)	2,136,610

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year. There were no such reclassifications required as of March 31, 2010.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In June 2009, an accounting standards codification (“Codification”) was established as the source of authoritative accounting principles recognized by the Financial Accounting Standards Board (“FASB”) to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. which was later settled. Other than the Burke case and the motions to dismiss filed in the derivative action discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund is currently undertaking an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage and no responses to the complaints have been filed by the respective defendants. Plaintiffs have filed an unopposed motion for consolidation of these actions. Should the court grant such motion, a consolidated amended complaint will be filed. The Boards of the Funds are currently undertaking an investigation of the underlying allegations in the complaints to determine whether pursuit of such claims is in the best interest of the Funds.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions have been filed by the respective defendants. The open-end fund defendants have moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. The open-end fund defendants have separately moved to dismiss the open-end class actions for failure to state a claim.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL Proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13. Contingencies

Helios Advantage Income Fund, Inc. is the holder of certain 2000-1 Class C Notes issued by the NextCard Credit Card Master Note Trust (the “NextCard Trust”) in one of a series of securitization transactions with NextBank, N.A. (“NextBank”). The NextCard Trust held credit card receivables sold to it by NextBank and in order to issue notes to finance the purchase of such receivables. The notes were asset-backed, pass-through notes under which the timing and amounts of payment was initially dependant on collections, and eventually on each series of notes reaching their stated maturity dates. NextBank, which issued credit cards over the internet, was placed into receivership by the FDIC on February 7, 2002.

After years of litigating in Federal District Court in Washington, D.C. whether NextBank’s receivership triggered a “redemption event” under the securitization agreements, the right to the remaining funds held by the NextCard Trust, which are currently believed to be in excess of $50.0 million, shifted to New York after the Indenture Trustee brought an interpleader action. The FDIC, in its statutory capacity as receiver, and various note holders (including Helios Advantage Income Fund, Inc.) asserted mutually exclusive claims to the NextCard Trust’s remaining funds.

By decision dated February 24, 2009, the United States District Court for the Southern District of New York granted summary judgment in the note holders’ favor. The FDIC appealed this ruling to the Court of Appeals for the Second Circuit, which held oral argument on March 4, 2010. On June 1, 2010 the United States Court of Appeals for the Second Circuit issued its opinion affirming the District Court’s decision.

If Helios Advantage Income Fund, Inc. were ultimately to prevail in this matter, it would be entitled to a distribution in excess of $1.0 million. Presently management is unable to assess the likelihood of a positive outcome on behalf of the Fund in this matter and it is uncertain as to whether the Fund will receive any distribution upon the conclusion of this litigation.

14. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds’ are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

Dividend: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.06	April 23, 2010	April 29, 2010
Helios High Income Fund, Inc.	$0.06	April 23, 2010	April 29, 2010
Helios Multi-Sector High Income Fund, Inc.	$0.04	April 23, 2010	April 29, 2010
Helios Strategic Income Fund, Inc.	$0.04	April 23, 2010	April 29, 2010

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.06	May 21, 2010	May 27, 2010
Helios High Income Fund, Inc.	$0.06	May 21, 2010	May 27, 2010
Helios Multi-Sector High Income Fund, Inc.	$0.04	May 21, 2010	May 27, 2010
Helios Strategic Income Fund, Inc.	$0.04	May 21, 2010	May 27, 2010

The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements: On April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). Prior to July 29, 2008, Morgan Asset served as investment adviser to the Funds.

If certain allegations in the Order against the Respondents are found to be true at the conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon. Certain of the Funds’ authorized officers have discussed the foregoing matters with the Funds’ former independent registered public accounting firm.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of the Funds’ former independent registered public accounting firm’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements. The Funds’ Audit Committees, Boards of Directors and authorized officers have discussed the foregoing matters with BBD.

Since the Advisor was not the Funds’ investment adviser for the fiscal years ended March 31, 2008, 2007 and 2006, the Advisor has not attempted to review the Funds’ financial statements for those fiscal years. The information contained in this report for March 31, 2008, 2007 and 2006 is unaudited and should not be relied upon.

For the Funds’ fiscal year ended March 31, 2009, since the Advisor only assumed management of the Funds on July 29, 2008, the Advisor reviewed the Funds’ balance sheets as of March 31, 2008 so that it could establish opening valuations for April 1, 2008. The Advisor’s review resulted in adjustments to portfolio valuations and accrued interest receivables. The Funds engaged BBD to re-audit their March 31, 2009 financial statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2010

As discussed above, based upon the actions of the Funds’ former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon until such time that the Funds’ investigation of the underlying allegations in the Order has been completed and the issues surrounding the audit reports have been resolved.

Restatement Information: As a result of BBD’s correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements, the Adviser reviewed the Funds’ balance sheets as of March 31, 2008, which resulted in adjustments to portfolio valuations and accrued interest receivables. For additional information regarding these adjustments, please refer to the Funds’ Amendment to their March 31, 2009 Annual Report.

Termination of Expense Limitation Agreements: On May 25, 2010, the Boards of Directors of the Funds received written notice of the Advisor’s determination not to extend the Expense Limitation Agreements, after their termination on July 29, 2010.

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc.,

Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2010, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We were not engaged to audit nor have we audited the financial highlights for each of the years and period presented in the three-year period ended March 31, 2008. Accordingly, we express no opinion or any other form of assurance on the financial highlights for each of the years and period presented in the three-year period ended March 31, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2010, the results of their operations and cash flows for the year then ended and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 1, 2010, except with respect to Notes 12 and 14

and the Statement of Changes in Net Assets and

Financial Highlights for the year ended March 31, 2009,

as to which the date is August 9, 2010

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HELIOS FUNDS

Tax Information (Unaudited)

March 31, 2010

For the fiscal year ended March 31, 2010, 11.99%, 9.84%, 5.41% and 23.31% of the distributions to stockholders declared from net investment income for the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., respectively, were reclassified as return of capital and are reflected as such in each Fund’s Statement of Changes and Financial Highlights.

2010 Annual Report

HELIOS FUNDS

Compliance Certifications (Unaudited)

March 31, 2010

On August 3, 2009, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds *

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 74	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	8

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 63	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	8

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 67	Director and Chairman of the Board, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since July 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	8

2010 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10 th Floor, New York, New York, 10281-1010 Age 53	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since September 2009	Trustee of one other investment company advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present); Director of Public Finance, State of Indiana (1997-2003).	5

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10 th Floor, New York, New York, 10281-1010 Age 63	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	8

*

John J. Feeney, Jr. was an Interested Director, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., the Funds’ Advisor, from May 2009-February 2010. The vacancy caused by Mr. Feeney’s retirement has not yet been filled by the Funds’ Board of Directors.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 54	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and President of RREEF Real Estate Securities (1993-2000).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 44	Vice President	Elected Annually Since July 2008	Vice President of one other investment company advised by the Advisor (August 2009-Present); Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 53	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10 th Floor, New York, New York, 10281-1010 Age 41	Secretary	Elected Annually Since March 2009	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	Director and CCO of the Advisor (May 2009-Present); CCO of several investment companies advised by the Advisor (May 2009-Present); Vice President, Oppenheimer Funds (2004- May 2009).

2010 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 31	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor. Vice President (March 2010-Present), Assistant Vice President (2009-March 2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

2010 Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-497-3746 or by writing to Registrant Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that five members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. Messrs. Birch, Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended March 31, 2010, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $162,000 and for the fiscal year ended March 31, 2009, BBD billed the Registrant aggregate fees of $384,000, which included the costs associated with BBD’s audit of the Fund’s September 30, 2008 semi-annual financial statements. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal year ended March 31, 2010 and March 31, 2009, BBD billed the Registrant aggregate fees of $14,000, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended March 31, 2010 and March 31, 2009, there were no Audit-related fees.

All Other Fees

For the fiscal years ended March 31, 2010 and March 31, 2009, there were no Other Fees.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Appendix I attached hereto.

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are attached as available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined Brookfield Investment Management Inc. (the “Adviser”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Anthony Breaks, CFA – Mr. Breaks serves as co-portfolio manager for the Registrant. Mr. Breaks has over 12 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Adviser in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation (“CDO”), and development of insurance related investment products. Prior to joining Brookfield Asset Management, Inc., Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

Messrs. Erikson and Breaks have equal discretion with respect to the management of the Registrant and share equally in the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson and Breaks and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant as of July 31, 2010:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	1	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$348 million	$66 million	$133 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Anthony Breaks, Co-Portfolio Manager for the Registrant, as of July 31, 2010:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$315 million	$0	$575 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2010.

Dollar Range of Securities Owned
Dana E. Erikson	$10,001 - $50,000
Anthony Breaks	$0 - $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrants’ portfolio managers are compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrants expect to hold their next annual meeting of shareholders in July 2010. The bylaws of each Registrant require advance notice be given to the Registrant in the event a shareholder desires to nominate directors or make proposals to be voted on at the Registrant’s annual meeting of shareholders. Nominations and proposals of shareholders intended to be presented at the meeting must have been received by the Registrant by January 31, 2010 and must satisfy the other requirements of the federal securities laws. Timely submission does not guarantee that such nominations or proposals will be included. Notice of any such business must be in writing and sent to Registrant Secretary, addressed c/o Registrant, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS STRATEGIC INCOME FUND, INC.

By:	/S/ KIM G. REDDING
Kim G. Redding
President

Date:	August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KIM G. REDDING
Kim G. Redding
President

Date:	August 25, 2010

By:	/S/ STEVEN PIRES
Steven Pires
Treasurer

Date:	August 25, 2010